UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end: March 31, 2011

Date of reporting period: March 31, 2011

Item 1:	Reports to Stockholders

Annual Report

March 31, 2011

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

Year Ended March 31, 2011

Dear fellow shareholders:

U.S. fixed-income markets performed well over the first half of the last year, but significant and conflicting forces challenged the markets during the latter half of the year. Some of these forces included: improving economic conditions in the U.S. economy; a massive increase in the money supply as a result of the Federal Reserve’s second round of quantitative easing (QE2); a sovereign debt crisis in Europe; political instability in the Middle East; and fiscal concerns at all levels of government in the U.S.

Taxable bond yields increased and the yield curve steepened during the last six months, with short-term yields remaining at historic lows and longer-term U.S. Treasury yields increasing. Specifically, the one-year maturity U.S.Treasury bill yield increased 2 basis points to 0.27%, while the 30-year U.S. Treasury bond yield increased 82 basis points to 4.51%. Most taxable bond sectors experienced negative returns over the last six months, but still delivered strong returns over the last year. Commercial mortgage-backed securities and home equity securities were the strongest sectors for both the six-month and one-year time periods. Lower quality bonds outperformed higher quality bonds during the last six and twelve months. In terms of duration, longer bonds outperformed shorter bonds during the last year; however, this trend reversed during the last six-months with shorter duration outperforming longer duration bonds.

Tax-exempt bond yields showed a similar pattern of increased yields and more pronounced yield curve steepening during the six-month period. The one-year Municipal Market Data (MMD) AAA GO increased 2 basis points to 0.30%, while the 30-year MMD AAA GO increased 110 basis points to 4.80%. The sharp rise in yields that began in the fourth quarter of 2010 continued through mid-January before settling at lower levels in February and March. The slowing pace of mutual fund redemptions, combined with the lowest quarterly issuance volume since the first quarter of 2000 and the entrance of taxable crossover buyers, helped stabilize the market recently. The Barclays Five-year Municipal Bond Index produced a total return of -1.0% and +3.2% for the six-month and one-year periods ended March 31, respectively. Among revenue bonds, housing and resource recovery bonds led the six-month and one-year periods. Intermediate duration bonds outperformed shorter and longer duration over the last year while shorter duration bonds outperformed over the last six-months.

U.S. economic activity is at a new high after recovering from the severe contraction of activity resulting from the financial crisis. The final estimate fourth quarter 2010 real GDP growth was revised up to +3.1% from the previous estimate of +2.8%. Impressively, year-over-year changes in real GDP components have actually been remarkably steady in the +2.5 to +3.0% range over the past four quarters.

The nonfarm payroll report, released on April 1st, revealed that 216,000 jobs were created in March, compared with the consensus expectation of 190,000 jobs. Even more notably, private sector payrolls grew by 564,000 in the first quarter, which is the highest level since the first quarter of 2006 and marked the fifth consecutive quarterly increase. The unemployment rate drifted downward to 8.8%, compared to 9.8% as recently as November. The full one percentage point decline in four months is the steepest reduction over such a period since January 1984. However, the labor participation rate, which had been in a moderate downtrend since 2000 and had accelerated with the recession, has yet to show improvement and remains at 64.2% vs. 66.0% at the beginning of the recession and 67.3% in early 2000.

Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), increased +0.5% from the January level or +2.1% year-over-year in February. Not surprisingly, energy costs continued to rise, up +3.4% from January. Core CPI, which excludes the volatile food and energy components, increased +0.2%, slightly ahead of the +0.1% consensus estimate. While inflation is clearly increasing, much of the rise has been caused by food and energy commodities, which will be “transitory,” according to a recent FOMC statement. Nonetheless, investors are clearly beginning to sharpen their focus on inflation expectations.

Through the first five months of fiscal year 2011, the federal budget deficit stands at $641 billion, approximately $10 billion less than the comparable period last year. Furthermore, the Congressional Budget Office (CBO) estimates that the fiscal 2011 deficit will be $1.48 trillion versus a 2010 deficit of $1.29 trillion. Despite all of the news grabbing headlines from Washington surrounding the debate on the budget, none of the current proposals from Congress will meaningfully change the budget outlook for 2011.

The Federal Reserve’s U.S. trade-weighted major currencies dollar index declined -1.6% in March from the February level and -5.8% on a year-over-year basis. The dollar is very near the all-time lows that were reached in early 2008. Given the fiscal difficulties the U.S. faces over both the near and long term, we do not expect a sustained rally in the dollar, but there may be short-term, technically driven rallies.

We expect the current economic recovery to continue at a subpar pace. Consumer spending continues to be subdued, as improvements in employment have been measureable but slow. Two significant problems remaining in the U.S. economy are high unemployment and a weak housing market. Significant job creation is naturally one of the last things to occur in any economic recovery. In a general economic cycle, recessions cause corporations to lose money, followed by workforce reductions and bankruptcies until the surviving companies are once again profitable. But after a few quarters of stable operations and profits, corporations will risk hiring people and expand their businesses. We believe the moderate economic growth should continue to create jobs but the process will be long, slow and erratic.

Likewise, the very weak housing market has begun to stabilize even though a full recovery will take considerable time. While home prices are near their lows, year-over-year home price comparisons are distorted because last year’s home prices were artificially inflated

2	SIT MUTUAL FUNDS ANNUAL REPORT

by the home buyer tax credit that expired in April of 2010. One of our preferred housing data points is the trend in unsold housing inventory. We like to include homes that are also in foreclosure (often referred to as “shadow inventory”) and properties owned by borrowers that are more than 60 days delinquent on their mortgage. This measure of total housing inventory has steadily declined for 15 months and we expect this trend to continue.

The rapid deterioration of the federal deficit and, to a lesser degree, state and local budgets remain challenging to the economy. The Federal Reserve’s aggressive money printing program is already distorting financial markets (the real challenge will come when the Fed tries to reverse the process). The normal threat of rising inflation that comes with an expanding economy is heightened by the Fed’s 30% increase in the money supply over the past three years. Recent external factors will likely continue to slow the recovery both globally and in the U.S., namely: continuing issues surrounding the European sovereign debt crisis; unrest in the Middle East; and the earthquake in Japan. The revolutions in the Middle East will have unpredictable outcomes. Japan’s earthquake, tsunami, and nuclear crisis have disrupted the lives of everyone in the country and many companies around the world, but we expect the extraordinary culture and work ethic of the Japanese to help them recover from this terrible tragedy. While the effect on the Japanese people will be long term, we expect the effects on the world economy to be more limited.

As Japan recovers from the massive earthquake, employment improves, and housing stabilizes, there will be little to stop the gradual rising trend in interest rates. Treasury yields for most 5 to 10-year maturities have already risen by a full percentage point since last November, when the Fed announced their intention to print $600 billion by “purchasing” U.S. Treasury bonds. Shifting from recovery mode to a phase of economic expansion, accompanied by high unemployment, a weak housing market, the Japanese earthquake, and the fact that the U.S. is waging multiple wars simultaneously all serve to create multiple opposing pressures on the direction of interest rates. Wars, natural disasters, weak housing markets, and high unemployment tend to push rates lower. Improving economic growth, printing money, and rising inflation expectations tend to push rates higher. We believe the effects of the latter will eventually outweigh those of the former.

Our current taxable bond strategy continues to be underweighting U.S. Treasury bonds and investing in securities that will minimize the negative effects of rising interest rates (if not directly benefit).

Examples include variable rate securities; short average life bonds with high levels of principal repayments 2 to 3 years from now; inflation-linked securities; and short duration, high-coupon, government agency mortgage securities. We have also been able to maintain portfolio yields at levels more than 1% higher than their benchmarks.

Our tax-exempt strategy continues to favor revenue bonds over general obligation bonds with significant weightings in A or BBB rated tax-exempt credits. Tax-exempt bond yields remain quite high relative to taxable bond yields, particularly for intermediate and longer duration bonds. Specifically, the ratio of MMD AAA GO to U.S. Treasuries ended the year at 107% for 30-year bonds and 84% for 10-year bonds versus longer-term averages of 90% and 82%, respectively. Furthermore, yield spreads between AAA and A or BBB tax-exempts also remain quite high. We expect yield ratios between tax-exempts and taxables to decline and quality spreads to narrow as tax-exempt supply normalizes and as credit concerns lessen as state and local bond issuers make progress in moving towards balanced budgets. The slope of the tax-exempt municipal yield curve, as measured by the MMD AAA general obligation curve, steepened markedly over the year to 448 basis points from 385 basis points at the end of last March, placing it at the high end of the range experienced over the last 30 years. As a result, although inflation expectations are increasing modestly, we continue to position municipal portfolios modestly longer than their benchmarks.

All portfolios continue to emphasize high levels of current income and diversification to manage risk. Thank you for your continued interest in the Sit family of mutual funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2011	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +4.37% during the fiscal year ended March 31, 2011, compared to the return of the Barclays Capital Intermediate Government Bond Index of +3.83%. The Fund’s 30-day SEC yield was 3.25% and its 12-month distribution rate was 2.83%.

During the twelve-month period, the Fund benefited from its holdings in older, high-coupon, agency mortgage pass-through securities and collateralized mortgage obligations, which provide a meaningful income advantage in excess of 2% relative to the benchmark. The Fund’s positions in U.S. Treasury securities provided a slight positive return, as a flight to quality spurred by international geopolitical concerns was only partially offset by investor inflation fears. The Federal housing agencies completed a buyout operation of delinquent loans that had built up throughout the crisis years that detracted from returns. Since the completion of this one-time purchase event, normal buyouts have returned to historical levels. The Fund’s modest cash position hurt relative performance due to the very low levels of interest rates currently available on cash-equivalent investments.

In the first quarter of 2011, the Treasury released a proposal offering various long-term options for the future of the housing market. As the current role of the Federal housing agencies evolves, we expect there will continue to be government sponsorship of the housing market into the foreseeable future and we expect the viability of our strategy to continue.

Economic activity in the U.S. is at a new high after finally recovering from the severe contraction of activity resulting from the financial crisis. While the economic outlook continues to improve, head-winds still remain. An improving but still high unemployment rate, a weak housing market, revolutions in the Middle East, natural catastrophes and fiscal issues at home, all present challenges in the year ahead. We continue to believe that the inflationary environment likely to result from the Federal Reserve’s massive monetary stimulus plan is likely to push interest rates higher. In order to minimize the negative effects of a rising interest rate environment, we are maintaining an underweight to the U.S. Treasury sector. We also continue to focus on older, high-coupon, agency mortgage pass-through

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

securities, as these continue to provide high levels of income with relatively stable prices, especially compared to the low absolute levels of shorter term interest rates available from other investment alternatives. This high level of income and principal stability has been and continues to be a fundamental focus of the Fund since its inception.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2011
	Sit U.S. Government Securities Fund	Barclays Capital Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
One Year	4.37%	3.83%	4.66%
Five Years	5.91	5.48	5.17
Ten Years	4.81	4.81	4.66
Since Inception (6/2/87)	6.50	6.54	6.14

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital Intermediate Government Bond Index is a sub-index of the Barclays Capital Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Capital Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

Based on total assets as of March 31, 2011. Subject to change

PORTFOLIO SUMMARY

Net Asset Value 3/31/11:	$11.29 Per Share
Net Asset Value 3/31/10:	$11.13 Per Share
Total Net Assets:	$1,057.2 Million
30-day SEC Yield [3]:	3.25%
12-month Distribution Rate [3]:	2.83%
Effective Duration [4]:	1.5 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	9.8%
1-5 Years	89.0%
5-10 Years	1.2%
10-20 Years	0.0%
20+ Years	0.0%

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 20.1 years as of March 31, 2011.

MARCH 31, 2011	5

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
Mortgage Pass-Through Securities - 55.4%
Federal Home Loan Mortgage Corporation - 15.4%
222,952	5.50	8/1/17-3/1/33		239,494
334,300	6.38	12/1/26-12/1/27		375,116
18,351,977	6.50	4/1/28-10/1/36		20,569,112
1,005,715	6.88	2/17/31		1,152,837
50,260	7.00	2/1/16		51,080
49,134,314	7.00	4/1/28-1/1/39		56,162,312
164,257	7.38	12/17/24		189,400
54,705,490	7.50	9/1/26-10/1/38		63,137,345
163,193	7.95	10/1/25-11/1/25		191,682
2,291,457	8.00	5/1/17-1/1/37		2,666,267
33,859	8.25	12/1/17		38,347
3,666,961	8.50	5/1/16-8/1/36		4,333,221
53,090	9.00	11/1/15		60,502
6,566,816	9.00	10/1/16-11/1/36		7,735,088
126,328	9.25	6/1/16-3/1/19		135,619
712,810	9.50	10/1/16-12/17/21		829,454
96,518	9.75	12/1/16-12/1/17		104,461
2,723,099	10.00	9/1/20-7/1/30		3,088,560
17,578	10.25	2/1/17		17,646
12,487	10.50	10/1/13		13,304
123,540	10.50	6/1/19		139,186
842,845	11.00	9/17/16-8/15/20		936,285
9,233	13.00	5/1/17		11,026

				162,177,344

Federal National Mortgage Association - 31.2%
13,942,535	4.00	1/1/41		13,734,294
71,306	5.76	3/1/33		77,660
10,913	5.99	3/1/19	[1]	11,625
1,934,443	6.00	9/1/28-9/1/37		2,118,440
588,611	6.15	8/1/36	[1]	588,844
404,562	6.20	11/1/27		456,088
124,215	6.35	10/1/30		140,555
78,259	6.49	2/1/32		88,482
20,091,882	6.50	1/1/22-8/1/37		22,629,726
1,384,968	6.74	12/1/15		1,513,214
195,338	6.91	11/1/26-8/1/27		225,549
257,754	6.95	8/1/21	[1]	268,512
138,432,547	7.00	6/1/17-1/1/40		159,361,477
210,267	7.45	6/1/16		211,943
299,410	7.50	11/1/12		315,590
69,584,227	7.50	6/1/22-4/1/38		80,013,541
188,220	7.62	12/1/16		192,633
395,715	7.95	9/15/20		454,176
10,637,223	8.00	4/1/16-3/1/38		12,418,757
548,112	8.17	11/15/31		651,162
12,458	8.25	4/1/22		13,501
269,220	8.33	7/15/20		315,051
163,099	8.38	7/20/28		187,749
1,360,745	8.45	3/15/32		1,630,098
127,790	8.46	9/15/30		149,144

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
92,307	8.50	9/1/12	97,327
200,943	8.50	2/1/16	220,316
13,348,098	8.50	9/1/17-12/1/37	15,581,098
216,712	8.59	7/20/30	253,442
51,906	8.87	12/15/25	61,267
7,066,867	9.00	10/1/19-2/1/38	8,271,590
112,512	9.25	10/1/16-2/1/17	126,718
128,119	9.40	5/15/28	152,898
4,030,358	9.50	11/1/18-8/1/31	4,680,191
418,187	9.55	8/20/25	474,533
15,141	9.75	1/15/13	16,271
184,043	9.75	10/1/21-4/1/25	203,605
15,328	10.00	7/1/13	15,565
136,510	10.00	2/1/15	149,441
219,650	10.00	3/1/15	242,206
819,920	10.00	11/1/16-6/1/30	930,742
142,390	10.16	7/15/20	157,747
150,896	10.18	7/1/20	168,317
21,094	10.25	8/15/13	22,700
15,796	10.50	5/1/15	15,885
78,865	10.50	6/1/15	87,807
202,425	10.50	12/1/17-6/1/28	232,520
83,947	11.27	8/15/20	94,712
36,983	11.57	12/15/26	42,280

			330,066,989

Government National Mortgage Association - 8.8%
1,253,280	5.45	7/15/27	1,335,524
303,165	5.50	9/15/25	331,658
3,704,540	5.61	11/15/34	3,966,530
409,572	5.76	3/20/33-5/20/33	446,134
7,936,733	5.85	12/15/30	8,405,673
390,463	6.00	9/15/18-11/20/28	427,829
76,686	6.05	3/20/33	84,043
8,904,912	6.09	3/15/41-7/15/41	9,412,968
2,868,220	6.15	1/15/42	2,953,160
1,031,348	6.20	3/15/32	1,151,887
52,583	6.25	5/15/13	56,032
415,193	6.25	12/15/23-1/15/24	471,103
5,875,721	6.35	4/20/30-11/20/31	6,335,677
499,674	6.38	8/15/26-4/15/28	562,945
343,364	6.49	11/20/31-6/20/32	376,611
27,034,221	6.50	4/15/24-2/15/41	30,133,783
112,812	6.57	9/20/32-3/20/33	127,972
45,863	6.75	9/15/15	50,492
302,498	6.75	8/15/28-6/15/29	346,791
886,218	6.91	7/20/26-2/20/27	1,015,944
54,159	6.93	2/20/25	62,018
1,580,559	7.00	6/20/38-2/20/39	1,793,393
161,772	7.02	4/20/26	184,294
271,822	7.05	2/15/23-4/20/27	310,112
779,558	7.10	5/20/25	890,785

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

315,530	7.15	12/20/26-4/20/27		361,126
152,246	7.25	5/15/29-6/15/29		175,818
51,722	7.27	7/20/22		59,025
55,937	7.38	1/15/29		64,817
4,801,401	7.50	5/15/16-3/15/39		5,540,825
21,931	7.55	10/20/22		25,169
2,666,545	7.60	12/15/33		2,831,478
95,223	7.63	12/15/29		110,747
64,872	7.65	7/20/22		74,661
380,561	7.75	6/15/20-11/15/20		436,139
47,148	7.90	1/20/21		52,722
766,521	7.95	2/15/20-3/20/27		891,636
468,649	7.99	2/20/21-6/20/22		540,383
121,567	8.00	10/15/14		133,591
7,145,831	8.00	5/15/16-9/15/31		8,364,833
399,668	8.10	5/20/19-7/20/20		451,468
5,082	8.25	12/15/11		5,250
13,337	8.25	8/15/15		14,932
306,884	8.25	4/15/19-2/15/20		350,797
33,220	8.38	10/15/19		38,465
166,958	8.40	2/15/19-2/15/20		193,941
4,367	8.50	1/15/12		4,651
23,201	8.50	4/15/15		26,078
326,759	8.50	9/15/16-12/20/26		384,649
35,482	8.60	6/15/18		40,971
29,490	8.63	10/15/18		33,459
18,138	8.75	11/15/11		18,929
1,522	9.00	6/15/11		1,589
1,892	9.00	8/15/11		1,908
5,431	9.00	9/15/11		5,672
3,290	9.00	9/15/11		3,436
32,330	9.00	1/15/17-7/15/17		37,457
17,217	9.10	5/15/18		20,076
9,179	9.50	3/20/16		10,509
147,527	9.50	11/20/16-8/20/19		172,951
2,444	9.75	11/15/12		2,658
222,496	10.00	11/15/17-6/15/21		258,234
368,545	10.50	2/15/20-8/15/21		412,762
17,995	11.50	8/15/18		19,195

				93,406,365

Total Mortgage Pass-Through Securities (cost: $564,902,639)				585,650,698

Collateralized Mortgage Obligations - 33.8%
Federal Home Loan Mortgage Corporation - 8.3%
112,019	5.40	3/25/44	[1]	116,903
203,887	5.50	2/15/34		212,208
223,588	6.00	9/15/21-6/15/28		233,538
4,448,275	6.50	9/15/23-10/25/43		4,939,902
330,499	6.50	9/25/43	[1]	371,855

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
147,133	6.70	9/15/23		162,186
365,005	6.95	3/15/28		368,954
42,819,926	7.00	12/15/20-3/25/43		47,426,663
19,972,256	7.50	6/15/17-9/25/43		23,047,437
5,955,086	8.00	3/15/21-1/15/30		6,726,231
96,325	8.25	6/15/22		108,976
555,901	8.30	11/15/20		627,316
1,014,987	8.50	10/15/22-3/15/32		1,151,697
12,184	9.15	10/15/20		13,484
1,551,216	9.50	2/15/20-2/25/42		1,806,973
129,221	10.00	6/15/20		148,328

				87,462,651

Federal National Mortgage Association - 15.5%
655,430	5.50	1/25/37		679,152
1,773,088	6.50	12/25/23-12/25/42		1,981,113
301,134	6.51	3/25/29	[1]	337,212
6,448,237	6.75	4/25/37		7,468,872
41,266	6.85	12/18/27		45,652
31,327,220	7.00	1/25/21-8/25/44		34,769,969
1,553,004	7.00	6/25/42		1,726,340
2,501,261	7.12	6/17/40	[1]	2,800,798
945,576	7.13	1/17/37	[1]	945,145
46,915,323	7.50	8/20/27-1/25/48		52,643,561
15,105,464	7.50	6/19/30-12/25/42	[1]	17,350,288
11,674,329	7.62	7/25/37	[1]	12,884,029
21,455	7.70	3/25/23		24,102
554,395	8.00	7/25/22-7/25/44		651,242
8,599,176	8.50	1/25/21-10/25/30		9,920,007
23,619	8.70	12/25/19		25,938
1,771,867	8.71	11/25/37	[1]	2,093,696
33,048	8.75	9/25/20		36,400
102,093	8.95	10/25/20		115,757
1,865,596	8.95	11/25/37	[1]	2,110,153
3,775,683	9.00	7/25/19-6/25/30		4,275,013
65,362	9.05	12/25/18		72,913
2,980,091	9.05	2/25/44	[1]	3,683,206
81,297	9.25	1/25/20		92,415
4,044,328	9.50	12/25/18-12/25/41		5,014,015
1,548,166	9.51	6/25/32	[1]	1,766,946
170,685	9.60	3/25/20		195,529

				163,709,463

Government National Mortgage Association - 5.7%
46,536,322	7.00	9/16/23-6/20/40		52,423,679
401,406	7.50	6/20/26-5/16/27		455,115
4,365,981	8.00	10/16/29-3/16/30		4,989,794
1,944,311	8.50	9/20/30-2/20/32		1,959,720

				59,828,308

Vendee Mortgage Trust - 4.3%
1,041,756	6.00	2/15/30		1,099,433

See accompanying notes to financial statements.
MARCH 31, 2011	7

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)/ Contracts/Quantity	Coupon Rate (%)	Maturity Date		Fair Value ($)

23,531,350	6.50	1/15/29-8/15/31		27,244,891
3,365,144	7.00	3/15/28		3,849,817
646,659	7.25	9/15/25		722,311
3,752,109	7.75	5/15/22-9/15/24		4,275,592
6,864,372	8.11	3/15/25	[1]	8,516,112
273,181	8.29	12/15/26		319,572

				46,027,728

Total Collateralized Mortgage Obligations (cost: $350,525,989)				357,028,150

Asset-Backed Securities - 1.0%
Federal Home Loan Mortgage Corporation - 0.7%
99,414	6.09	9/25/29	[1]	106,257
250,000	6.28	10/27/31		278,444
551,964	7.00	11/25/30		569,921
4,308,166	7.15	9/25/28		4,821,107
1,410,070	7.27	8/25/28	[1]	1,492,031

				7,267,760

Federal National Mortgage Association - 0.3%
112,003	0.69	11/25/32	[1]	107,841
99,035	5.41	9/26/33		97,085
156,776	5.75	2/25/33		146,824
480,541	6.47	10/25/31		488,467
923,432	6.50	5/25/32		994,036
851,527	6.59	10/25/31		956,962
236,161	6.83	7/25/31		239,003
137,971	7.80	6/25/26	[1]	137,876

				3,168,094

Total Asset-Backed Securities (cost: $10,155,642)				10,435,854

Put Options Purchased [10] - 0.0%
1,000	U.S. Treasury 5 Year Future Put Options: $117 strike May 2011 expiration
Total Put Options Purchased (cost: $629,980)				648,438

Short-Term Securities - 10.3%
17,250,098	Dreyfus Gov’t Cash Mgmt. Fund, 0.004%			17,250,098
10,000,000	FHLB, A.D.N. 0.05%, 4/1/11 [6]			10,000,000
5,000,000	FHLB, A.D.N. 0.05%, 4/4/11 [6]			4,999,979
6,600,000	FHLB, A.D.N. 0.05%, 4/5/11 [6]			6,599,963
10,000,000	FHLB, A.D.N. 0.07%, 4/6/11 [6]			9,999,903
10,000,000	FHLB, A.D.N. 0.07%, 4/8/11 [6]			9,999,864
6,000,000	FHLB, A.D.N. 0.08%, 4/13/11 [6]			5,999,840
3,350,000	FHLMC, A.D.N. 0.07%, 4/4/11 [6]			3,349,980
1,000,000	FHLMC, A.D.N. 0.07%, 4/5/11 [6]			999,992
10,000,000	U.S. Treasury Bill, 0.02%, 4/14/11 [6]			9,999,930
20,000,000	U.S. Treasury Bill, 0.04%, 4/28/11 [6]			19,999,392

Quantity/ Contracts	Coupon Rate (%)	Maturity Date	Fair Value ($)

10,000,000	U.S. Treasury Bill, 0.14%, 4/28/11 [6]		9,999,186

Total Short-Term Securities (cost: $109,197,873)			109,198,127

Total Investments in Securities - 100.5% (cost: $1,035,412,123)			1,062,961,267

Call Options Written [10] - 0.0%
750	U.S. Treasury 2 Year Future Call Options: $109.25 strike May 2011 expiration
Total Call Options Written (premiums received: $300,953)			(105,470)

Other Assets and Liabilities, net - (0.5%)			(5,701,975)

Total Net Assets - 100.0%			$1,057,153,822

[1]	Variable rate security. Rate disclosed is as of March 31, 2011.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[10]	The amount of $2,700,000 in cash was segregated with the broker to cover put options purchased and call options written as of March 31, 2011.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

For a complete list of security holdings refer to our company website at www.sitfunds.com.

A summary of the inputs used to value the Fund’s net assets as of March 31, 2011 is as follows (see note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Collateralized Mortgage Obligations	—	357,028,150	—	357,028,150
Mortgage Pass-Through Securities	—	585,650,698	—	585,650,698
Asset-Backed Securities	—	10,435,854	—	10,435,854
Short-Term Securities	17,250,098	91,948,029	—	109,198,127
Put Options Purchased	648,438	—	—	648,438
	17,898,536	1,045,062,731	—	1,062,961,267
Liabilities
Call Options Written	(105,470)	—	—	(105,470)

See accompanying notes to financial statements.
MARCH 31, 2011	9

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a return of +0.26% for the fiscal year ended March 31, 2011, compared to a return of +3.25% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s 30 day SEC yield was 5.76% as of March 31, 2011.

During the last 12 months, tax-exempt yield levels were stable for maturities of four years or less, but rose on longer maturities. Yields on five-year maturity bonds increased by 0.10%, while the longest maturity yields rose by 0.63%. Yields rose across all bond rating categories of the Barclays Municipal Index, with a smaller increase of 0.29% for AAA-rated bonds compared to a 0.58% rise for A-rated bonds and a 0.66% rise for Baa-rated issues. The larger rise in yields for lower rated bonds reflected fears of higher possible levels of municipal defaults forecasted by several prominent analysts in the fourth quarter of 2010. While we expect there will be some municipal defaults in 2011, we do not expect a substantial increase in the number of defaults compared to prior years. Furthermore, we believe that the increase in defaults is more likely to occur among general obligation bonds than revenue bonds, with the latter improving in quality as the economy continues to recover.

The Fund’s underperformance over the past twelve months was primarily attributable to market value declines for A-rated bonds and longer duration holdings. The five largest sectors in which the Fund invests each account for more than 10% of the Fund’s investments; while all of those sectors underperformed the Barclay’s 5-Year Municipal Bond Index, only the Multi-Family sector underperformed by more than 2%. The credit quality of the Fund’s investments improved modestly compared to a year ago, as non-rated holdings were reduced by more than 5%, and all four investment grades had higher weightings than a year earlier. The Fund is highly diversified with over 300 security holdings across 44 states and two territories as of March 31, 2011. The Fund’s average duration of 6.4 years was longer than the Barclays Capital Municipal 5-Year Bond Index’s duration, which negatively affected the Fund’s relative return.

Looking forward, we expect yield spreads for A and BBB issues as well as non-rated bonds to narrow over the coming year from their current historically wide levels. We expect state and local governments to make substantial progress in balancing their budgets

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

as they cut expenditures and see improved revenue streams as the economy continues to grow at a moderate pace of +2.5% to +3%. We also believe the Fund’s 5.76% 30-day SEC yield represents attractive value in this low inflation environment.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2011
	Sit Tax-Free Income Fund	Barclays Capital 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	0.26%	3.25%	0.12%
Five Years	1.85	5.13	2.95
Ten Years	2.89	4.58	3.89
Since Inception (9/29/88)	5.03	5.70	5.66

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Other Revenue	17.5%
Hospital/Health Care	15.6%
Education/Student Loan	14.0%
Single Family Mortgage	11.9%
Multifamily Mortgage	11.1%
Closed-End Mutual Funds	6.9%
Sectors less than 5%	21.0%
Cash & Other Net Assets	2.0%

Based on total net assets as of March 31, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/11:	$8.52 Per Share
Net Asset Value 3/31/10:	$8.90 Per Share
Total Net Assets:	$140.4 Million
30-day SEC Yield [3]:	5.76%
Tax Equivalent Yield [4]:	8.86%
12-month Distribution Rate [3]:	4.63%
Average Maturity:	16.1 Years
Effective Duration [5]:	6.4 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.5%
AA	2.0
A	0.5
BBB	6.4
BB	11.2
<BB	5.2

Total	25.8%

MARCH 31, 2011	11

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 91.1%
Alabama - 0.4%
380,000	ASMS Public Education Building Rev. (ASMSF LLC Proj.) (AMBAC Insured) [9]	4.38	9/1/26	360,707
215,000	Birmingham-Southern College Private Education Building Rev.	5.35	12/1/19	167,780

				528,487

Alaska - 0.3%
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	461,425

Arizona - 2.9%
1,049,893	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	842,833
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	246,758
225,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	198,194
495,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	390,857
450,000	Pima Co. Industrial Dev. Auth. Education Rev. (Center For Academic Success Proj.) [4]	5.38	7/1/22	397,822
490,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	473,105
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	244,140
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Noah Webster Basic School Proj.)	5.25	12/15/16	246,712
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	342,016
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	480,410
150,000	Westpark Community Facs. District G.O.	4.90	7/15/16	142,824

				4,005,671

California - 10.5%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	471,475
250,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	201,903
250,000	Alameda Corridor Transportation Auth. Rev. Sr. Lien (NATL-RE Insured)	5.25	10/1/21	241,392
340,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	4.50	6/1/21	285,012
500,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	5.00	6/1/36	331,415
350,000	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation	4.85	11/1/12	171,728
600,000	CA Finance Auth. Education Rev. (American Heritage Education Foundation Proj.)	5.25	6/1/26	490,146
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	257,910
250,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	226,122
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	495,554
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	242,130
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	230,145
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	515,100
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	348,720
580,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Orange Tree Proj.) (GNMA Collateral)	6.15	11/20/36	650,435
500,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Education Student Hsg. Proj.)	5.40	6/1/17	481,690
350,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	342,968
510,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	503,222
250,000	CA Statewide Communities Dev. Auth. School Facs. Rev. (Aspire Public Schools)	5.00	7/1/20	233,942
450,000	CA Statewide Communities Dev. Auth. Special Tax (Orinda Proj.)	6.00	9/1/29	373,784
1,000,000	Colton Joint Unified School District (AGM Insured) [6]	5.80	8/1/35	431,600
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	236,295
500,000	Hawthorne School District C.O.P. (AGM Insured) [6]	6.00	12/1/29	383,230
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	0.97	8/1/40	188,573
500,000	Lemon Grove Community Dev. Agency Tax Allocation (Redev. Proj.)	5.15	8/1/25	441,455
215,000	Lindsay-Strathmore Irrigation District C.O.P. [9]	4.50	8/1/30	176,876
250,000	Los Angeles Unified School District C.O.P. (Administration Building Proj.) (AMBAC Insured) [9]	5.00	10/1/31	219,130
560,000	Manteca Unified School District Capital Appreciation C.O.P. (NATL-RE Insured) [6]	7.55	9/15/25	199,360
250,000	Marina Coast Water District Rev.	5.00	6/1/20	249,582

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
500,000	Northern CA Gas Auth. No. 1 Rev. [1]	0.92	7/1/27	352,395
650,000	Poway Unified School District (AMBAC Insured)	5.00	9/15/31	576,778
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	427,644
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	486,020
500,000	Riverside Co. Redev. Agy. Tax Allocation (Interstate 215 Corridor)	6.00	10/1/25	475,850
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.78	6/1/39	302,160
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	267,900
250,000	San Joaquin Hills Toll Road Rev. Ref. (NATL-RE Insured)	5.25	1/15/30	178,963
385,000	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev. [4]	4.88	3/1/16	350,612
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	367,602
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	291,675
400,000	Upland C.O.P. (San Antonio Community Hospital Proj.)	6.38	1/1/32	397,900
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	225,805
250,000	Vallejo City Unified School District Special Tax (Community Facilities District No. 2) (XLCA Insured)	4.15	9/1/31	162,963
500,000	Westminster School District G.O. [6]	5.37	8/1/24	214,805

				14,699,966

Colorado - 3.6%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	225,110
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	466,650
425,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	432,892
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	627,569
1,000,000	Compark Business Campus Metro District G.O. (Radian Insured)	5.75	12/1/27	812,880
965,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.31	12/1/33	628,659
500,000	Kremmling Memorial Hospital District C.O.P.	6.00	12/1/22	471,920
654,593	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	591,379
500,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	459,880
350,000	University of Colorado Hospital Auth. (AMBAC Insured)	5.00	11/15/29	315,766

				5,032,705

Connecticut - 1.4%
100,000	CT Dev. Auth. First Mtg. Gross Rev. (Church Homes, Inc.)	5.70	4/1/12	100,161
300,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	299,169
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	467,610
500,000	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	501,170
500,000	Harbor Point Infrastructure Improvement District Special Obligation Rev. Tax Allocation	7.00	4/1/22	510,695
300,000	Mashantucket Western Pequot Tribe Sub. Special Rev. 2, [4,5]	5.75	9/1/18	113,970

				1,992,775

Delaware - 0.2%
500,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	331,585

Florida - 6.1%
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	384,615
1,000,000	Capital Trust Agy. Rev. (American Opportunity Proj.)	5.88	6/1/38	319,750
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.)	4.75	6/1/13	107,116
415,000	Collier County Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	407,957
400,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) 2, [5]	5.13	5/1/16	159,880
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5]	5.75	5/1/13	31,880
250,000	Florida Gulf Coast University Fin. Corp. Rev. (Hsg. Acquisition Proj.)	5.00	2/1/31	232,152
250,000	Florida Higher Educational Facs. Fin. Auth. Rev. (Bethune-Cookman University)	5.38	7/1/32	240,635
300,000	Florida Hsg. Finance Corp. (FHLMC Collateralized)	5.05	1/1/27	299,460
250,000	Florida Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	253,122
40,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. 2, [5]	7.00	11/1/13	38,431

See accompanying notes to financial statements.
MARCH 31, 2011	13

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
250,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	109,600
80,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health)	5.00	11/15/30	74,503
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	461,250
445,000	Jacksonville Economic Dev. Commission Health Care Facs. Rev. Ref.	6.00	9/1/17	442,873
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/11	179,500
1,000,000	Lee Co. Industrial Dev. Auth. Health Care Facs. Rev. (Lee Charter Foundation)	5.25	6/15/27	802,060
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	119,825
265,000	Miami-Dade Co. Special Obligation (NATL-RE Insured) [6]	5.44	10/1/33	50,119
250,000	Naples Hospital Rev. (Naples Community Hospital, Inc. Proj.) (NATL-RE Insured)	5.50	10/1/26	238,648
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	5/1/13	2
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.96	5/1/15	108,340
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	107,330
140,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.40	5/1/38	78,072
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.80	5/1/38	122,017
10,000	Parklands Lee Community Dev. District Special Assessment 2, [5]	5.13	5/1/11	4,943
750,000	Riverwood Estates Community Dev. District Special Assessment 2, [5]	5.00	5/1/13	128,625
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	648,075
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	439,830
600,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	592,326
750,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	562,605
650,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/12	285,545
500,000	Waterset North Community Dev. District Special Assessment Rev. 2, [5]	6.55	11/1/15	305,340
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) 2, [5]	5.50	5/1/37	22,055
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5]	5.25	5/1/13	178,335

				8,536,816

Georgia - 2.2%
250,000	Atlanta Airport General Rev. Ref. (NATL-RE FGIC Insured)	5.75	1/1/20	252,080
1,355,000	East Point Tax Allocation	8.00	2/1/26	1,357,805
225,000	Gainesville & Hall Co. Development Auth. Rev.	6.38	11/15/29	226,534
300,000	Georgia State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	301,947
750,000	Georgia State Environmental Loan Acquisition Corp. Rev.	5.13	3/15/31	743,025
250,000	Medical Center Hospital Auth. Rev. Ref. (Spring Harbor Green Island Proj.)	5.25	7/1/27	204,128

				3,085,519

Guam - 0.3%
450,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	366,309

Idaho - 0.7%
320,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	257,245
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.50	12/1/18	241,938
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Liberty Charter School Proj.)	5.50	6/1/21	233,880
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Victory Charter School Proj.)	5.63	7/1/21	230,620

				963,683

Illinois - 8.0%
10,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. (Section 8) (FHA Insured)	6.85	7/1/22	10,016
500,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	390,575
500,000	IL Dev. Ref. Auth. Rev. Ref. (Chicago Charter School Foundation Proj.)	5.00	12/1/36	391,890
250,000	IL Fin. Auth. Rev.	6.00	10/1/24	244,580
250,000	IL Fin. Auth. Rev. (DePaul University)	6.00	10/1/32	252,245
250,000	IL Fin. Auth. Rev. (Local Government PG-Metro. Proj.)	5.00	12/1/24	235,105
500,000	IL Fin. Auth. Rev. (Luther Hillside Village Proj.)	5.25	2/1/37	412,520

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
395,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	383,379
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	697,160
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	99,825
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	99,540
210,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	207,154
250,000	Lake County Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	257,542
115,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	76,696
1,925,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	1,303,398
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	364,832
2,000,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,233,580
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	326,873
310,000	Northern Illinios University Rev. (Auxiliary Facs.) (AGM Insured)	5.50	4/1/26	314,393
500,000	Railsplitter Tobacco Settlement Auth. Rev.	6.25	6/1/24	499,500
2,475,000	Southwestern IL Dev. Auth. Rev. (Anderson Hospital Proj.)	5.63	8/15/29	2,266,778
445,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	298,889
650,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	597,148
280,000	St. Clair County Township High School District No. 203 O’Fallon G.O. (AMBAC Insured)	5.75	12/1/26	286,661

				11,250,279

Indiana - 2.1%
220,000	Crown Point Economic Dev. Rev. (Wittenberg Village Proj.)	6.50	11/15/13	217,796
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	298,836
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	93,091
400,000	Hammond Public Improvement Board Rev.	6.50	8/15/25	404,192
500,000	IN Finance Auth. Hospital Rev. (Floyd Memorial Hospital & Health Proj.)	5.13	3/1/30	459,365
250,000	IN Finance Auth. Rev. (Drexel Foundation Education Facs. Proj.)	6.00	10/1/21	240,228
360,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Foundation Northwest IN)	6.38	8/1/21	364,810
305,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.)	6.00	1/1/23	305,180
60,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.) (NATL-RE Insured)	6.00	1/1/14	60,148
400,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	73,960
500,000	Vigo Co. Hospital Auth. Rev. (Union Hospital, Inc. Proj.) [4]	5.50	9/1/27	400,815

				2,918,421

Iowa - 1.0%
410,000	IA Finance Auth. Sr. Hsg. Rev. Ref. (Walnut Ridge Proj.)	5.00	12/1/14	359,681
500,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.00	11/15/21	369,975
500,000	IA Student Loan Liquidity Corp. Rev.	5.25	12/1/24	496,255
250,000	Iowa Student Loan Liquidity Corp. Rev.	5.80	12/1/31	233,998

				1,459,909

Kansas - 0.5%
500,000	Overland Park Transportation Dev. District Sales Tax Rev. (Oak Park Mall Proj.)	5.90	4/1/32	491,150
500,000	Wyandotte Co. Govt. Special Obligation Rev. [6]	6.07	6/1/21	269,005

				760,155

Kentucky - 0.2%
350,000	Kentucky Economic Development Fin. Auth. Rev.	6.63	10/1/28	351,760

Louisiana - 2.8%
267,696	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	270,518
1,055,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	1,036,464
1,680,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	12/1/38	1,774,147
185,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	192,835
750,000	LA Public Facs. Auth. Rev. Ref. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.91	2/15/36	514,102

See accompanying notes to financial statements.
MARCH 31, 2011	15

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
114,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	117,203

				3,905,269

Maine - 0.3%
360,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	363,841

Maryland - 0.3%
515,000	MD Health & Higher Education Facs. Auth. Rev. (Patterson Park School)	5.75	7/1/30	453,854

Massachusetts - 1.0%
350,000	MA Dev. Fin. Agy. Rev. (Foxborough Regional Charter School)	6.38	7/1/30	341,257
110,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	107,573
480,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	481,973
240,000	MA Education Finance Auth. Education Rev.	5.25	1/1/28	236,563
250,000	MA Health & Educational Facilities Auth. Rev.	6.00	7/1/22	253,428

				1,420,794

Michigan - 2.5%
470,000	Flint Hospital Building Auth. Rev. (Hurley Medical Center)	6.00	7/1/20	436,517
250,000	MI Finance Auth. Ltd. Obligation Rev. (Public School Academy-University Learning Proj.)	6.25	11/1/20	246,450
250,000	MI Hospital Finance Auth. Rev. (Mid-Michigan Obligation Group Proj.)	6.13	6/1/34	252,290
500,000	MI Hospital Finance Auth. Rev. Ref. (Mclaren Health Care Proj.) (NATL-RE-IBC Insured)	5.00	6/1/28	459,900
115,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Black River School Proj.)	5.13	9/1/11	115,524
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	422,220
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Richfield Public School Proj.)	5.00	9/1/22	425,400
650,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	653,536
220,000	MI Strategic Fund Rev. (Detroit Edison Pollution Control Proj.)	5.45	9/1/29	220,004
345,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	272,612

				3,504,453

Minnesota - 2.4%
2,053,048	Intermediate School District 287 Lease Rev.	5.30	11/1/32	1,877,882
500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	496,325
585,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	566,941
571,157	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	478,350

				3,419,498

Mississippi - 0.4%
185,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	197,132
290,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	315,662

				512,794

Missouri - 4.4%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	402,735
480,000	Community Memorial Hospital District Rev.	6.68	12/1/34	472,104
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	221,372
1,000,000	Joplin Industrial Dev. Auth. Rev. Ref. (Christian Homes, Inc. Proj.)	5.50	5/15/17	1,000,960
500,000	Kansas City Industrial Dev. Auth. Multifamily Hsg. Rev. (Grand Blvd. Lofts)	5.00	1/1/12	499,815
500,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	466,595
500,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev. (Aberdeen Heights)	7.00	11/15/15	497,420
750,000	Lakeside 370 Levee District Improvement Special Tax	7.00	4/1/28	670,125
500,000	Meadows Transportation Development Dist. Rev.	5.40	5/1/35	453,755
400,000	MO Health & Education Facs. Auth. Education Facs. Rev. (Riverside Horizons) (ACA Insured)	4.50	5/1/27	378,060
250,000	MO Health & Educational Facs. Auth. (Senior Living Facs.-Lutheran Senior)	5.38	2/1/35	213,980

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
500,000	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.)	6.00	9/1/24	493,320
400,000	Saline County Industrial Dev. Auth. Health Facs. Rev. (John Fitzgibbon Memorial Hospital)	5.00	12/1/20	380,520

				6,150,761

Montana - 0.6%
774,335	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	813,369

Nebraska - 0.4%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5]	5.13	7/1/12	289,833
250,000	Nebraska Investment Fin. Auth. Single Family Hsg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.90	9/1/36	256,152

				545,985

Nevada - 2.5%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	236,240
415,000	Clark Co. Improvement Special Assessment (Summerlin Proj.)	4.85	2/1/17	371,832
600,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	467,238
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	827,588
495,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	478,878
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	457,275
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	481,525
250,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	225,252

				3,545,828

New Hampshire - 0.9%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	845,883
200,000	Manchester Hsg. & Redev. Auth. Rev. (Radian-IBCC ACA Insured) [6]	5.25	1/1/19	98,580
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hosipital)	6.00	1/1/34	387,428

				1,331,891

New Jersey - 1.6%
750,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	6/1/27	767,685
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	234,892
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	4.75	12/1/29	245,848
965,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	933,859

				2,182,284

New Mexico - 1.5%
290,000	NM Mtg. Fin. Auth. Forward Mortgage-Backed (GNMA/FNMA Collateralized)	6.95	1/1/26	291,781
475,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	454,808
465,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	467,599
930,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	932,344

				2,146,532

New York - 0.6%
250,000	Chautauqua County Capital Resource Corp. Rev. (Women’s Christian Assn. Proj.)	6.75	11/15/16	244,845
650,000	Ulster Co. Industrial Dev. Agy. Civic Facs. Rev.	5.25	9/15/16	599,950

				844,795

North Carolina - 0.5%
750,000	Buncome Co. Proj. Dev. Finance Rev. (Woodfin Downtown Corridor Dev.)	6.75	8/1/24	641,572

North Dakota - 0.3%
455,000	North Dakota Hsg. Fin. Agy. Rev. (GO of Agency Insured)	4.75	7/1/30	428,665

Ohio - 1.9%
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	323,157

See accompanying notes to financial statements.
MARCH 31, 2011	17

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
730,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	628,829
724,100	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	739,415
250,000	Erie Co. Hospital Facs. Rev. (Firelands Regional Medical Center Proj.)	5.63	8/15/32	217,378
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	569,574
155,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	156,504

				2,634,857

Oklahoma - 0.3%
500,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	473,030

Oregon - 0.5%
200,000	OR G.O. (Veterans Welfare Proj.)	5.25	10/1/42	195,482
595,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	524,891

				720,373

Pennsylvania - 3.6%
250,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	217,955
490,000	Butler Co. General Auth. Rev. (Butler Area School District Proj.) (AGM GO Of District Insured) [1]	0.90	10/1/34	288,605
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	242,890
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	0.97	5/1/37	384,420
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.23	8/15/42	146,333
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	543,960
500,000	PA Economic Dev. Fin. Auth. Health Systems Rev. (Albert Einstein Health Care)	6.25	10/15/23	518,030
300,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	301,353
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	467,230
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	475,565
250,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	231,628
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	336,065
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.73	12/1/38	334,315
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	386,125
160,000	Philadelphia Hospital & Higher Education Facs. Auth. Hospital Rev. (Temple Univ. Hospital)	6.63	11/15/23	160,029

				5,034,503

Puerto Rico - 1.4%
500,000	Puerto Rico Electric Power Auth. Rev. Ref. [1]	0.88	7/1/25	358,955
500,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) [1]	0.73	7/1/45	270,305
500,000	Puerto Rico Public Improvement G.O.	5.75	7/1/36	462,445
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	251,142
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	295,629
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.13	8/1/57	275,105

				1,913,581

Rhode Island - 1.1%
565,000	RI Health & Education Building Corp. Rev. (Steere House Proj.)	5.80	7/1/20	528,518
500,000	RI Hsg. & Mtg. Finance Corp. Rev. (Home Ownership Opportunity Proj.)	5.63	10/1/38	507,940
500,000	RI Student Loan Auth. Sr. Rev.	5.75	12/1/27	491,545

				1,528,003

South Carolina - 0.4%
430,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	423,425
250,000	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) 2, [5]	5.15	11/15/42	122,525

				545,950

Tennessee - 1.3%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	284,348

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
240,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. (GNMA Collateralized)	6.63	3/20/36	247,370
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	277,900
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	201,687
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	780,649
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
1,000,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5]	6.40	9/1/25	48,400
405,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Eastwood Park Apts. Proj.) 2, [5,6]	7.50	9/1/25	4

				1,840,374

Texas - 8.4%
500,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	476,345
85,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	79,351
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	215,910
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	234,306
440,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	397,025
400,000	Central TX Regional Mobility Auth. Rev.	5.75	1/1/25	393,252
250,000	Clifton Higher Education Finance Corp. Education Rev. (Uplift Education Proj.)	6.00	12/1/30	216,085
1,902,000	Dallas Hsg. Finance Corp. Multifamily Mtg. Rev. (Towne Center Apts.) (GNMA Collateralized)	6.75	10/20/32	1,941,733
186,389	El Paso Hsg. Finance Corp. Single Family Mtg. Rev. (GNMA Collateralized)	6.18	4/1/33	195,064
1,327,160	Galveston Co. Municipal Utility District No. 52	6.16	3/1/11	1,060,134
500,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	495,180
100,000	Harris Co. Special Rev. Sr. Lien (Houston Sports Auth. Proj.) (NATL-RE Insured)	5.00	11/15/28	78,557
410,000	La Vernia Higher Education Finance Corp. Rev. (Friends Life Proj.)	6.00	2/15/18	397,204
750,000	North TX Tollway Auth. Rev. Ref.	6.13	1/1/31	756,818
305,000	Richardson Hospital Auth. Rev. Ref. (Baylor/Richardson Proj.)	5.63	12/1/28	275,693
265,000	Rio Grande Valley Health Facs. Dev. Corp. Hospital Rev. (Valley Baptist) (NATL-RE Insured)	6.40	8/1/12	265,299
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (C.C. Young Memorial Home Proj.)	6.50	2/15/14	480,415
490,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Crossroads Apts. Proj.) 2, [5]	7.25	12/1/36	5
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	248,728
500,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Sr. Living Center Proj.)	6.50	11/15/14	491,445
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	244,472
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.66	12/15/26	356,570
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.08	9/15/27	217,218
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	792,345
250,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Cosmos Foundation, Inc.)	6.00	2/15/30	229,885
500,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Idea Public School) (ACA Insured)	5.00	8/15/30	421,395
800,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Kipp, Inc. Proj.) (ACA Insured)	5.00	2/15/28	699,616
195,000	TX Public Property Finance Corp. Mental Health & Mental Retardation Rev.	6.20	9/1/16	196,260

				11,856,310

Utah - 1.2%
250,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	176,043
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	677,647
300,000	Utah Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	303,765
500,000	Utah Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	464,215

				1,621,670

Virginia - 1.8%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	293,270
1,500,000	VA Hsg. Dev. Auth. Commonwealth Mtg. Rev. (NATL-RE GO of Authority Insured)	5.38	7/1/36	1,500,615
250,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	257,448
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	484,570

				2,535,903

See accompanying notes to financial statements.
MARCH 31, 2011	19

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Washington - 1.6%
665,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	611,773
250,000	Skagit County Public Hospital Dist. No. 1 Rev. (Skagit Valley Hospital)	6.00	12/1/30	242,680
500,000	WA Health Care Facs. Auth. Rev. (Swedish Health Services Proj.)	6.50	11/15/27	518,475
980,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.10	1/1/13	918,035

				2,290,963

West Virginia - 1.0%
1,350,000	Pleasants Co. Pollution Control Rev. (Monongahela Power Co.) (AMBAC Insured)	6.15	5/1/15	1,351,876

Wisconsin - 3.2%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	275,165
960,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	5.60	2/15/29	926,323
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	252,075
495,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.) (ACA-CBI Insured)	5.63	11/15/32	485,402
300,000	WI Health & Education Facs. Auth. Rev. (Aurora Medical Group Proj.) (AGM Insured)	5.75	11/15/25	300,180
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	473,330
900,000	WI Health & Education Facs. Auth. Rev. (Divine Savior, Inc. Proj.) (ACA-CBI Insured)	5.70	6/1/28	838,395
500,000	WI Health & Education Facs. Auth. Rev. (Ministry Health Care, Inc.)	5.50	8/15/30	494,100
200,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/23	204,736
250,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/32	251,052

				4,500,758

Total Municipal Bonds (cost: $158,457,611)				127,805,801

Closed-End Mutual Funds - 6.9%
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)			464,443
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)			434,330
54,500	BlackRock MuniYield Florida Fund (MYF)			686,700
66,500	BlackRock MuniYield Insured Fund (MYI)			801,325
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)			308,574
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			275,080
208,600	DWS Municipal Income Trust (KTF)			2,430,190
12,390	Eaton Vance National Municipal Income Trust (FEV)			145,583
31,200	Invesco PA Value Muni Income Trust (VPV)			402,168
17,300	Invesco Quality Muni (IQT)			208,292
9,100	Invesco Select Sector Muni Trust (VKL)			103,285
36,800	Invesco Van Kampen Advantage Muni Income Trust (VKI)			414,736
25,889	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)			347,948
25,923	Managed Duration Investment Grade (MZF)			340,887
11,700	Nuveen Michigan Premium Income Municipal Fund (NMP)			148,590
21,500	Nuveen Premier Municipal Income Fund (NPF)			272,620
81,332	Nuveen Premium Income Fund (NPM)			1,058,944
77,011	Putnam Municipal Opportunities Trust (PMO)			834,799

Total Closed-End Mutual Funds (cost: $9,836,206)				9,678,494

Short-Term Securities - 2.4%
3,385,277	Dreyfus Tax-Exempt Cash Management Fund, 0.07%
Total Short-Term Securities (cost: $3,385,277)				3,385,277

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value ($)
Total Investments in Securities - 100.4% (cost: $171,679,094)	140,869,572
Other Assets and Liabilities, net - (0.4%)	(498,525)

Total Net Assets - 100.0%	$140,371,047

[1]	Variable rate security. Rate disclosed is as of March 31, 2011.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2011 was $4,802,507 and represented 3.4% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2011 was $3,747,857 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2011 was $4,802,507 and represented 3.4% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of March 31, 2011 was $1,382,225 and represented 1.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of March 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Short-Term Securities	3,385,277	—	—	3,385,277
Closed-End Mutual Funds	9,678,494	—	—	9,678,494
Municipal Bonds	—	127,805,801	—	127,805,801

Total:	13,063,771	127,805,801	—	140,869,572

See accompanying notes to financial statements.
MARCH 31, 2011	21

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided investors a return of +2.22% for the fiscal year ended March 31, 2011, compared to a return of +3.25% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.83% as of March 31, 2011.

During the last 12 months, tax-exempt yield levels were stable for maturities of four years or less but rose on longer maturities. Yields on five-year maturity bonds increased by 0.10%, while the longest maturities rose by 0.63%. Yields rose across all bond rating categories of the Barclays Municipal Index, with a smaller increase of 0.29% for AAA-rated bonds compared to a 0.58% rise for A-rated bonds and a 0.66% rise for Baa-rated issues. The larger rise in yields for lower rated bonds reflected fears of possible higher levels of municipal defaults forecasted by several prominent analysts in the fourth quarter of 2010. While we expect there will be some municipal defaults in 2011, we do not expect a substantial increase in the number of defaults compared to prior years. Furthermore, we believe that the increase in defaults is more likely to occur among general obligation bonds than revenue bonds, with the latter improving in quality as the economy continues to recover.

The Fund’s underperformance over the past twelve months was primarily attributable to the Fund’s longer-than-benchmark duration. The Fund’s longer duration investments experienced larger declines in market value than the Fund’s shorter duration investments. Credit quality did not play an important role in relative returns, as non-rated bonds earned modestly higher returns than rated bonds, and there were no substantial differences in returns between different rating categories of rated bonds. Returns from various market sectors did not vary substantially; the Other Revenue sector earned the highest returns, and only the Education sector underperformed by more than 1% compared to the Barclays Capital 5-Year Municipal Bond Index’s returns. The Fund is highly diversified with over 300 security holdings. The Fund’s duration of 5.7 years was longer than the Index’s duration.

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Looking forward, we expect yield spreads for A and BBB issues as well as non-rated bonds to narrow over the coming year from their current historically wide levels. We expect Minnesota state and local governments to make substantial progress in balancing their budgets as they cut expenditures and see improved revenue streams as the economy continues to grow at a moderate pace of +2.5% to +3%. We also believe the Fund’s 4.83% 30-day SEC yield represents attractive value in this low inflation environment.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

22	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of March 31, 2011
	Sit Minnesota Tax-Free Income Fund	Barclays Capital 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	2.22%	3.25%	1.27%
Five Years	3.55	5.13	3.47
Ten Years	4.17	4.58	4.09
Since Inception (12/1/93)	4.70	4.90	4.47

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	19.8%
Hospital/Health Care	18.6%
Single Family Mortgage	12.6%
Education/Student Loan	11.6%
Other Revenue	9.5%
Utility	6.8%
Sectors less than 6.0%	18.3%
Cash & Other Net Assets	2.8%

Based on total net assets as of March 31, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/11:	$9.67 Per Share
Net Asset Value 3/31/10:	$9.88 Per Share
Total Net Assets:	$289.1 Million
30-day SEC Yield [3]:	4.83%
Tax Equivalent Yield [4]:	8.06%
12-month Distribution Rate [3]:	4.36%
Average Maturity:	16.3 Years
Effective Duration [5]:	5.7 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 35.0% and a Minnesota tax rate of 7.85%, for an effective combined tax rate of 40.1%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	2.6
A	3.3
BBB	12.8
BB	13.1
<BB	0.6
Total	32.4%

MARCH 31, 2011	23

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 96.5%
Education/Student Loan - 11.6%
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,140,620
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Public Schools Academy)	5.00	11/1/21	2,228,425
6,877,709	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,290,903
775,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	547,692
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	608,160
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	934,306
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	583,968
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	153,582
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	865,020
2,129,957	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	2,143,141
1,827,033	MN Higher Education Fac. Auth. Rev. (College of St. Catherine)	4.75	4/26/27	1,687,886
500,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	5.00	10/1/29	480,175
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	753,480
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	979,690
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	751,042
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,302,462
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	1,818,216
250,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.13	12/1/40	228,855
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.25	12/1/35	475,430
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,314,362
216,043	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	218,428
2,500,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,423,400
738,184	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	561,470
340,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	336,304
300,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	259,740
320,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	323,930
685,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/12	692,878
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/14	593,586
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,414,935
605,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	573,891
255,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (New Spirit Charter School Proj.)	6.50	12/1/12	262,543
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	512,540
100,000	Victoria Private School Fac. Rev. (Holy Family Catholic High School Proj.)	5.20	9/1/11	100,142

				33,561,202

General Obligation - 3.3%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,024,130
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,480,140
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	669,272
500,000	Northern Mariana Islands Commonwealth G.O. [11]	5.00	10/1/22	407,010
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	924,890
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	1,009,030
4,000,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	4,059,240
100,000	St. Paul Street Improvement Special Assessment G.O.	5.30	3/1/12	100,387

				9,674,099

Hospital/Health Care - 18.6%
1,500,000	Bemidji Health Care Facs. Rev. (North Country Health Services Proj.) (Radian Insured)	5.00	9/1/24	1,434,900
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	3,966,436
400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	389,372

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	374,110
10,000	Crookston Nursing Home & Multifamily Hsg. Rev. (Villa St. Vincent Proj.)	5.50	9/1/11	9,994
405,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.)	2.14	8/1/34	405,028
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.)	2.39	8/1/34	1,466,880
1,500,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,485,540
135,000	Duluth Economic Dev. Auth. Health Care Fac. Rev. (St. Luke’s Hospital Proj.)	6.00	6/15/12	135,343
916,641	Duluth Hsg. & Redev. Auth. Sr. Hsg. (Lakeshore Proj.)	4.00	8/20/34	884,852
750,253	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) [1]	4.50	12/20/35	705,801
590,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	586,395
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,784,841
125,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.30	11/1/11	123,910
135,000	Hastings Health Care Fac. Rev. (Augustana Home of Hastings Proj.)	5.40	11/1/12	133,546
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	965,247
705,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	599,137
275,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes Care)	5.00	10/1/11	275,470
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	704,192
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,160,868
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,409,685
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	598,260
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	242,635
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	255,647
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,286,309
1,000,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	949,400
200,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	168,648
500,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.75	1/1/19	474,045
530,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.80	1/1/24	468,780
180,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	163,165
405,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.55	8/1/16	413,910
1,330,000	MN Agricultural & Economic Dev. Board Rev. (Evangelical Lutheran Good Samaritan Society Proj.)	6.63	8/1/25	1,348,301
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,071
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,337
150,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.60	3/1/12	149,294
920,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	778,449
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,092,386
100,000	Rochester Health Care Facs. Rev. (Mayo Clinic Proj.)	5.00	11/15/36	98,292
500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.13	7/1/20	495,965
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,421,310
1,020,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	974,284
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	983,120
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	999,840
125,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.10	9/1/25	118,950
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,105,190
4,000,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	3,961,160
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	1,898,280
160,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Hospital Proj.)	5.00	2/1/15	163,632
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	353,416
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/21	502,785
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	441,030
135,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Model Cities Health Center)	6.50	11/1/11	134,792
60,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.00	5/15/11	60,164
1,365,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	1,368,030
2,070,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,071,263

See accompanying notes to financial statements.
MARCH 31, 2011	25

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,903,858	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	1,594,500
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	46,944
1,210,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (Franciscan Health Community)	7.00	7/1/21	1,209,843
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,378,375
920,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/35	795,975
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,153,919

				53,862,243

Industrial/Pollution Control - 2.5%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,175,772
500,000	Otter Tail Co. Rev. Sub. (Otter Tail Proj.) 2, [5], 8	7.50	11/1/19	123,955
505,000	Owatonna Industrial Dev. Rev. (Slidell, Inc. Proj.) 2, [5,8]	8.48	5/1/17	252,500
890,000	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. [11]	5.38	5/15/33	782,764
2,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	2,024,440
1,035,000	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. [11]	5.00	5/15/21	948,412
980,000	White Earth Band of Chippewa Indians Rev. (ACA Insured)	7.00	12/1/11	997,669

				7,305,512

Insured - 5.1%
2,000,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/37	1,750,600
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	464,200
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. (NATL-RE FGIC Insured)	5.00	1/1/25	1,753,325
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,058,119
1,000,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,047,560
350,000	Plymouth Health Facs. Rev. (West Health Proj.) (AGM Insured)	6.13	6/1/24	350,287
600,000	Puerto Rico Electric Power Auth. Rev. Ref. (AGM Insured) 1, [11]	0.72	7/1/29	407,814
160,000	Puerto Rico Industrial, Tourist, Education, Medical & Envir. Control Facs. Rev. (NATL-RE Insured)[11]	6.25	7/1/16	160,525
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	942,140
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,034,730
500,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.50	7/1/27	502,285
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	2.19	7/1/20	832,210
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	985,460
2,010,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,333,027

				14,622,282

Multifamily Mortgage - 19.8%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	761,254
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	239,880
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	286,848
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	362,062
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	370,982
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	939,560
2,635,000	Carver Co. Hsg. & Redev. Gross Rev. & Limited Tax Ref. (Lake Grace Apartments Proj.)	6.00	7/1/28	2,646,805
1,000,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	965,360
355,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	347,502
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	416,875
100,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	88,075
700,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	691,698
545,000	Coon Rapids Senior Hsg. Rev. Ref. (Epiphany Sr. Citizens Hsg. Corp. Proj.)	5.80	11/1/15	528,585
2,565,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,018,091
71,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.)	9.00	4/1/43	71,000
470,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.00	8/20/21	495,676
675,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.15	8/20/31	710,255

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,635,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.20	2/20/43	1,719,660
100,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.00	10/1/11	100,215
155,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.10	10/1/12	153,419
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	161,342
300,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	5.75	10/1/17	275,325
290,000	Fairmont Hsg. Fac. Rev. (Goldfinch Estates-GEAC Proj.)	6.00	10/1/21	260,913
275,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.63	10/1/11	274,799
295,000	Fairmont Hsg. Fac. Rev. (Homestead-GEAC Proj.)	6.88	10/1/14	290,256
695,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/25	629,976
2,000,000	Golden Valley Rev. (Covenant Retirement Communities Proj.)	5.50	12/1/29	1,746,280
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,483,476
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	204,146
1,295,000	Lake Crystal Hsg. Rev. (Ecumen-Second Century Proj.)	5.63	9/1/28	1,189,173
1,400,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,253,630
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,425,320
3,500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	3,474,275
790,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	738,895
300,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) [8]	5.95	5/1/30	300,375
350,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	352,314
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	977,204
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,555,260
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	82,679
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	249,100
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,481,613
125,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	5.45	8/1/11	125,386
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,654,489
1,320,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,327,102
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	497,460
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,545,359
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	475,385
110,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.35	8/1/15	110,582
200,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.63	8/1/20	189,080
550,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.75	8/1/25	497,118
250,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	6.00	8/1/31	222,085
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	895,330
310,000	Oakdale Multifamily Sr. Hsg. Rev. Ref. (Oak Meadows Proj.)	5.00	4/1/12	310,239
370,000	Oronoco Multifamily Hsg. Rev. Ref. (Wedum Shorewood Campus Proj.)	4.70	6/1/11	369,985
500,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	473,255
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	413,823
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	436,290
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	453,744
250,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.) (Gty. Agmt. Samaritan Bethany)	7.38	12/1/41	245,938
2,800,000	Rochester Multifamily Rev. Ref. (Weatherstone Townhomes Apartments Proj.) [8]	6.38	9/1/37	3,046,260
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Ref. (Northway Manor Apts. Proj.) (HUD Sect. 8)	5.35	12/1/18	526,380
1,195,000	St. Cloud Hsg. & Redev. Auth. Multifamily Rev. (Germain Towers Proj.) (HUD Section 8)	5.90	9/1/20	1,029,660
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	225,394
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	259,672
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	163,819
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	140,238
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	139,932
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	2,966,550
140,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. (Sun Cliffe Apts. Proj.) (GNMA Collat. FHA Insd.)	5.88	7/1/15	140,347

See accompanying notes to financial statements.
MARCH 31, 2011	27

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. (Series Center Proj.)	5.20	11/1/22	858,260
400,000	St. Paul Hsg. & Redev. Auth. Rev. (Rossy & Richard Schaller Proj.)	5.15	10/1/42	292,976
525,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	500,178
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	111,817
580,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Briar Pond Apartments Proj.) (GNMA Collat.)	5.50	2/20/14	580,255
695,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Woodland Park Apartments Proj.) (CNTY Gty.)	4.70	10/1/26	687,459
705,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	677,949
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	206,110

				57,116,059

Municipal Lease [9] - 2.9%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	479,100
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	474,345
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	472,175
1,631,272	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,425,846
46,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	46,142
289,327	Intermediate School District 287 Lease Rev.	4.78	3/15/13	290,592
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,004,660
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,256,225
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	380,696
245,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	225,427
1,378,393	Winona School District 861 Lease Purchase	6.04	8/1/24	1,378,132

				8,433,340

Other Revenue Bonds - 9.5%
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	411,295
696,842	Crystal Governmental Fac. Rev.	5.10	12/15/26	535,662
400,000	Guam Govt. Section 30 Limited Obligation Rev. [11]	5.38	12/1/24	384,984
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	211,685
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	475,290
20,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (LOC U.S. Bank)	6.00	6/1/11	20,158
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	395,248
245,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	237,229
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	214,001
315,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.50	2/1/13	312,146
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.80	2/1/13	124,620
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	967,650
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,077,680
1,190,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,045,879
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	85,478
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	473,345
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	416,915
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	922,190
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	501,100
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	482,645
1,195,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	972,192
1,093,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	984,203
480,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	478,598
785,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	717,608
1,075,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	934,304
947,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	862,802
2,967,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.80	3/1/29	2,701,483

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,832,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.90	3/1/29	1,685,678
100,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (US Bank Operations Center Proj.)	5.70	8/1/12	100,098
750,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (US Bank Operations Center Proj.)	6.13	8/1/19	723,645
390,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/11	392,145
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	779,691
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,062,723
2,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	1,744,320
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	733,604
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	274,698
1,000,000	Virgin Islands Public Finance Auth. Rev. (Diago Proj.) [11]	6.63	10/1/29	1,033,550
125,000	Virgin Islands Public Finance Auth. Sr. Lien Rev. [11]	5.25	10/1/21	126,592

				27,603,134

Public Facilities - 0.5%
50,000	MN Agricultural Society State Fair Rev.	5.00	9/15/20	50,574
255,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.00	2/1/16	255,181
125,000	Spring Grove Economic Dev. Auth. Public Proj. Rev.	5.10	2/1/18	125,029
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	980,475

				1,411,259

Sales Tax Revenue - 1.1%
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	492,715
1,250,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.13	8/1/29	850,250
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	1,020,060
1,000,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.75	8/1/32	800,690

				3,163,715

Single Family Mortgage - 12.6%
1,000,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA Collateralized)	4.63	12/1/30	928,480
1,306,553	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	1,350,087
278,242	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	283,846
1,754,242	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	1,825,640
250,578	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	230,116
268,071	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	280,306
664,183	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	694,204
2,767,786	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	2,874,623
1,249,282	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	1,304,088
620,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	638,123
6,060,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	5,872,928
750,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	751,732
1,605,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	1,609,654
1,945,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,900,615
435,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	437,371
320,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	330,704
45,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.30	7/1/11	45,263
85,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.45	1/1/17	85,835
35,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.70	1/1/17	35,356
305,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.85	7/1/19	306,153
1,285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	1,308,348
1,730,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	6.00	7/1/22	1,754,220
1,000,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	939,460
1,950,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,881,360
690,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.00	1/1/20	691,504

See accompanying notes to financial statements.
MARCH 31, 2011	29

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
965,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	1,000,473
1,870,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,816,780
1,865,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,777,811
1,285,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	1,289,909
175,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.60	7/1/13	175,530
1,360,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	1,363,726
175,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	5.90	7/1/25	175,108
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.90	7/1/29	15,064
25,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured)	6.00	1/1/16	25,058
325,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (NATL-RE Insured)	5.35	7/1/17	337,061

				36,336,536

Transportation - 2.2%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,561,125
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,262,000
1,000,000	Puerto Rico Highways & Transportation Auth. Rev. Ref. (AMBAC Insured) 1, [11]	0.73	7/1/45	540,610

				6,363,735

Utility - 6.8%
1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,018,420
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,393,537
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,013,540
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	962,630
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	937,220
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	716,233
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,053,280
500,000	North Branch Electric System Rev.	5.75	8/1/28	510,295
885,000	Puerto Rico Electric Power Auth. Rev. [11]	5.00	7/1/21	887,053
2,000,000	Puerto Rico Electric Power Auth. Rev. (NATL-RE FGIC Insured) [11]	5.00	7/1/22	1,984,560
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. 1, [11]	0.88	7/1/25	897,388
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,045,820
3,450,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [1]	1.72	1/1/13	3,422,228
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	780,881

				19,623,085

Total Municipal Bonds (cost: $290,518,623)				279,076,201

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
Closed-End Mutual Funds - 0.7%
37,696	First American Minnesota Municipal Income Fund II (MXN)	536,414
112,998	MN Municipal Income Portfolio (MXA)	1,644,121

Total Closed-End Mutual Funds (cost: $2,006,620)		2,180,535

Short-Term Securities - 1.9%
5,367,910	Wells Fargo Advantage Minnesota Money Market Fund, 0.01%
Total Short-Term Securities (cost: $5,367,910)		5,367,910

Total Investments in Securities - 99.1% (cost: $297,893,153)		286,624,646
Other Assets and Liabilities, net - 0.9%		2,480,575

Total Net Assets - 100.0%		$289,105,221

[1]	Variable rate security. Rate disclosed is as of March 31, 2011.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2011 was $376,455 and represented 0.1% of net assets.
[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2011 was $376,455 and represented 0.1% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2011, 13.7% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2011 was $8,433,340 and represented 2.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2011 was $23,646,461 and represented 8.2% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of March 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Short-Term Securities	5,367,910	—	—	5,367,910
Closed-End Mutual Funds	2,180,535	—	—	2,180,535
Municipal Bonds	—	279,076,201	—	279,076,201
Total:	7,548,445	279,076,201	—	286,624,646

See accompanying notes to financial statements.
MARCH 31, 2011	31

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2011

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$1,035,412,123	$171,679,094	$297,893,153

Investments in securities, at fair value - see accompanyingschedule for detail	$1,062,961,267	$140,869,572	$286,624,646
Cash in bank on demand deposit	—	—	769,652
Restricted cash	2,700,000	—	—
Accrued interest and dividends receivable	5,054,570	1,998,754	4,097,387
Receivable for principal paydowns	22,249	—	—
Other receivables	—	16,750	25,500
Receivable for Fund shares sold	4,947,399	750	563,378

Total assets	1,075,685,485	142,885,826	292,080,563

LIABILITIES
Disbursements in excess of cash balances	7,638,957	304,626	—
Payable for investment securities purchased	7,535,336	1,837,288	1,823,232
Payable for Fund shares redeemed	2,463,077	149,688	718,849
Cash portion of dividends payable to shareholders	91,359	127,221	237,870
Accrued investment management fees	697,464	95,956	195,391
Outstanding options written, at fair value (premiums received $300,953)	105,470	—	—

Total liabilities	18,531,663	2,514,779	2,975,342

Net assets applicable to outstanding capital stock	$1,057,153,822	$140,371,047	$289,105,221

Net assets consist of:
Capital (par value and paid-in surplus)	$1,030,294,299	$197,285,941	$308,600,803
Undistributed (distributions in excess of) net investment income	—	(11,447)	(64,122)
Accumulated net realized gain (loss) from security transactions and written options	(885,104)	(26,093,925)	(8,162,953)
Unrealized appreciation (depreciation) on investments and written options	27,744,627	(30,809,522)	(11,268,507)

	$1,057,153,822	$140,371,047	$289,105,221

Outstanding shares	93,663,519	16,468,981	29,883,381

Net asset value per share of outstanding capital stock	$11.29	$8.52	$9.67

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2011

	Sit U.S. Government Securities Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	$692,059	$144,227
Interest	$33,985,637	7,616,357	15,057,268

Total income	33,985,637	8,308,416	15,201,495

Expenses (note 4):
Investment management fee	7,562,331	1,224,871	2,359,218

Total expenses	7,562,331	1,224,871	2,359,218

Less fees and expenses waived by investment adviser.	(560,246)	—	—

Total net expenses	7,002,085	1,224,871	2,359,218

Net investment income	26,983,552	7,083,545	12,842,277

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	2,101,930	(2,343,339)	687,582
Net realized gain (loss) on written options	(1,116,707)	—	—

Net change in unrealized appreciation (depreciation) on investments	12,398,281	(4,402,244)	(7,031,522)
Net change in unrealized appreciation (depreciation) on written options	195,483	—	—

Net gain (loss)	13,578,987	(6,745,583)	(6,343,940)

Net increase (decrease) in net assets resulting from operations	$40,562,539	$337,962	$6,498,337

See accompanying notes to financial statements.
MARCH 31, 2011	33

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2011	Year Ended March 31, 2010
Operations:
Net investment income	$26,983,552	$20,847,075
Net realized gain (loss) on investments and written options	985,223	1,211,894
Net change in unrealized appreciation (depreciation) of investments and written options	12,593,764	11,215,967

Net increase (decrease) in net assets resulting from operations	40,562,539	33,274,936

Distributions from:
Net investment income	(26,943,488)	(20,847,075)
Net realized gains on investments	(327,896)	—

Total distributions	(27,271,384)	(20,847,075)

Capital share transactions:
Proceeds from shares sold	777,577,419	639,424,752
Reinvested distributions	27,608,283	20,634,489
Payments for shares redeemed	(530,043,200)	(294,396,778)

Increase (decrease) in net assets from capital transactions	275,142,502	365,662,463

Total increase (decrease) in net assets	288,433,657	378,090,324

Net assets:
Beginning of period	768,720,165	390,629,841

End of period *	$1,057,153,822	$768,720,165

Capital transactions in shares:
Sold	69,266,689	57,843,581
Reinvested distributions	2,451,775	1,873,419
Redeemed	(47,134,441)	(26,674,510)

Net increase (decrease)	24,584,023	33,042,490

* Includes undistributed (distributions in excess of) net investment income	$—	($40,064)

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$7,083,545	$7,118,383	$12,842,277	$12,201,424
(2,343,339)	(3,457,582)	687,582	(162,527)

(4,402,244)	20,199,958	(7,031,522)	25,366,293

337,962	23,860,759	6,498,337	37,405,190

(7,083,545)	(7,118,383)	(12,842,277)	(12,192,570)
—	—	—	—

(7,083,545)	(7,118,383)	(12,842,277)	(12,192,570)

21,999,747	26,169,711	76,051,309	61,824,061
5,952,935	5,683,304	10,917,966	9,569,010
(34,330,959)	(33,880,998)	(82,326,152)	(49,923,087)

(6,378,277)	(2,027,983)	4,643,123	21,469,984

(13,123,860)	14,714,393	(1,700,817)	46,682,604

153,494,907	138,780,514	290,806,038	244,123,434

$140,371,047	$153,494,907	$289,105,221	$290,806,038

2,463,769	3,016,955	7,686,681	6,414,784
672,009	667,682	1,100,769	1,004,735
(3,915,103)	(3,939,909)	(8,338,982)	(5,194,472)

(779,325)	(255,272)	448,468	2,225,047

($11,447)	$—	($64,122)	$—

MARCH 31, 2011	35

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit U.S. Government Securities Fund

	Years Ended March 31,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$11.13	$10.84	$10.92	$10.56	$10.45

Operations:
Net investment income [1]	0.32	0.44	0.52	0.50	0.48
Net realized and unrealized gains (losses) on investments and written options	0.16	0.29	(0.08)	0.36	0.11

Total from operations	0.48	0.73	0.44	0.86	0.59

Distributions from:
Net investment income	(0.32)	(0.44)	(0.52)	(0.50)	(0.48)
Net realized gains	( —)[2]	—	—	—	—

Total Distributions	(0.32)	(0.44)	(0.52)	(0.50)	(0.48)

Net Asset Value:
End of period	$11.29	$11.13	$10.84	$10.92	$10.56

Total investment return [3]	4.37%	6.88%	4.18%	8.37%	5.81%

Net assets at end of period (000’s omitted)	$1,057,154	$768,720	$390,630	$254,677	$198,378

Ratios: [4]
Expenses (without waiver) [5]	0.81%	0.82%	0.83%	0.85%	0.85%
Expenses (with waiver) [5]	0.75%	0.80%	0.80%	0.80%	0.80%
Net investment income (with waiver)	2.88%	3.85%	4.87%	4.66%	4.61%

Portfolio turnover rate (excluding short-term securities)	45.80%	66.89%	59.63%	67.42%	43.98%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

The ratio information is calculated based on average daily net assets. Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate. However, during all of the periods above, the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

36	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period.	$8.90	$7.93	$9.16	$9.72	$9.72

Operations:
Net investment income [1]	0.41	0.41	0.41	0.40	0.38
Net realized and unrealized gains (losses) on investments	(0.38)	0.97	(1.23)	(0.56)	—

Total from operations	0.03	1.38	(0.82)	(0.16)	0.38

Distributions from:
Net investment income	(0.41)	(0.41)	(0.41)	(0.40)	(0.38)

Net Asset Value:
End of period	$8.52	$8.90	$7.93	$9.16	$9.72

Total investment return [2]	0.26%	17.71%	(9.14% )	(1.72% )	4.00%

Net assets at end of period (000’s omitted)	$140,371	$153,495	$138,781	$322,590	$377,549

Ratios: [3]
Expenses (without waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%	0.80%	0.79%	0.77%	0.77%
Net investment income (with waiver)	4.63%	4.79%	4.63%	4.18%	3.93%

Portfolio turnover rate (excluding short-term securities)	30.23%	27.30%	18.51%	42.93%	50.67%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2011	37

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$9.88	$8.97	$9.76	$10.21	$10.12

Operations:
Net investment income [1]	0.43	0.43	0.43	0.43	0.42
Net realized and unrealized gains (losses) on investments	(0.21)	0.91	(0.79)	(0.45)	0.09

Total from operations	0.22	1.34	(0.36)	(0.02)	0.51

Distributions from:
Net investment income	(0.43)	(0.43)	(0.43)	(0.43)	(0.42)

Net Asset Value:
End of period	$9.67	$9.88	$8.97	$9.76	$10.21

Total investment return [2]	2.22%	15.22%	(3.67% )	(0.25% )	5.17%

Net assets at end of period (000’s omitted)	$289,105	$290,806	$244,123	$307,738	$288,922

Ratios: [3]
Expenses [4]	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.35%	4.52%	4.65%	4.25%	4.17%

Portfolio turnover rate (excluding short-term securities)	24.48%	11.46%	15.68%	37.48%	28.42%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]	The ratio information is calculated based on average daily net assets.
[4]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

38	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2011	39

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers three of the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by the Adviser and may include dealer-supplied valuations. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option and wrote call option contracts traded on a U.S. exchange. Risks of purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

40	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded. During the year ended March 31, 2011, the average cost for purchased options and premium received in the U.S. Government Securities Fund for written options were $378,215 and $277,087, respectively. The number of open option contracts outstanding as of March 31, 2011 and the amounts of realized gain (loss) and changes in unrealized appreciation (depreciation), as disclosed below, also serve as indicators of the volume of activity for the Fund throughout the year.

Balance Sheet – Values of derivatives as of March 31, 2011

U.S. Government Securities Fund

	Asset Derivatives Value [1]	Liability Derivatives Value [2]
Interest rate risk:
Purchased put options	$648,438	—
Written call options	—	$105,470

[1]	Statement of Assets and Liabilities location: Investments in securities, at fair value.
[2]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2011:

U.S. Government Securities Fund

	Amount of Realized Gain (Loss) on Derivatives [3]	Change in Unrealized Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
Purchased put options	($919,032)	$18,458
Written call options	(1,116,707)	195,483

[3]	Statement of Operations location: Net realized gain (loss) on investments for purchased options and net realized gain (loss) on written options.
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments for purchased options and net change in unrealized appreciation (depreciation) on written options.

Transactions in written options for the year ended March 31, 2011 were as follows:

	Number of Contracts	Premium
Outstanding, March 31, 2010	—	—
Call options written	7,800	$2,813,718
Call options expired	(1,700)	(378,983)
Call options closed	(5,350)	(2,133,782)
Outstanding, March 31, 2011	750	$300,953

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

MARCH 31, 2011	41

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

For the year ended March 31, 2011, there were no transfers between Levels 1, 2 and 3.

A summary of the levels for the Funds’ investments as of March 31, 2011 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax would be required in the Funds’financial statements. The Funds’federal and state income and federal excise returns for the 2008, 2009, and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$30,861,394	($3,312,250)	$27,549,144	$1,035,412,123
Tax-Free Income	813,617	(31,593,651)	(30,780,034)	171,649,606

42	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Minnesota Tax-Free Income	2,367,939	(13,491,679)	(11,123,740)	297,748,386

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 were as follows:

Year Ended March 31, 2011:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$26,999,851	—	$271,533	$27,271,384
Tax-Free Income*	49,497	$7,034,048	—	7,083,545
Minnesota Tax-Free Income*	29,469	12,812,808	—	12,842,277

* 99.3% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and     Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2010:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$20,847,075	—	—	$20,847,075
Tax-Free Income	—	$7,118,383	—	7,118,383
Minnesota Tax-Free Income	—	12,192,570	—	12,192,570

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$91,359	—	($671,163)	$27,530,686
Tax-Free Income	—	$115,774	(26,123,413)	(30,780,034)
Minnesota Tax-Free Income	—	173,748	(8,307,720)	(11,123,740)

On the statement of assets and liabilities for the Tax-Free Income Fund, as a result of permanent book-to-tax differences, reclassification adjustments of $11,447, $36,250 and $24,803 were made to decrease undistributed net investment income, increase accumulated net realized gain (loss), and decrease additional paid-in capital, respectively, to account for market discount accretion adjustments. In the Minnesota Tax-Free Income Fund, adjustments of $64,122, $662,621 and $598,499 were made to decrease undistributed net investment income, increase accumulated net realized gain (loss), and decrease additional paid-in capital, respectively, to account for market discount accretion adjustments and capital loss carryforwards expiring.

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2011, were as follows:

	Capital Loss Carryover Expiring in:		Net Capital	Post-October Capital Loss	Accumulated Capital and
	2012	2013-2018	Loss Carryover	Deferral	Other Losses
U.S. Government Securities	—	—	—	$671,163	$671,163
Tax-Free Income	$1,461,177	$22,851,389	$24,312,566	1,810,847	26,123,413
Minnesota Tax-Free Income	403,028	7,904,692	8,307,720	—	8,307,720

MARCH 31, 2011	43

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for Funds with fiscal years ending after December 22, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2011, were as follows:

	Purchases	Proceeds
U.S. Government Securities	$604,900,013	$409,533,864
Tax-Free Income	44,864,301	49,425,916
Minnesota Tax-Free Income	79,825,163	69,777,819

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%*
Tax-Free Income	0.80%**
Minnesota Tax-Free Income	0.80%

* Prior to November 1, 2010, the investment management fee for the U.S. Government Securities Fund was charged at a higher rate. During the period October 1, 1993, through October 31, 2010, the Adviser voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the U.S. Government Securities Fund to an annual rate of 0.80% of the Fund’s average daily net assets. In addition,

44	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

in February 2010, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corp. (FHLMC) announced programs to purchase delinquent mortgage loans from their guaranteed securities during March and April, 2010. These purchases caused the U.S. Government Securities Fund to incur losses recorded as a reduction of income. In response and to offset part of the losses, the Adviser voluntarily waived an additional portion of its management fee in April, 2010.

** For the period October 1, 1993, through December 31, 2011, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) of the Tax-Free Income Fund to an annual rate of 0.70% of the Fund’s average daily net assets in excess of $250 million and 0.60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2011, this voluntary fee waiver will be discontinued by the Adviser.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2011:

	Shares	% Shares Outstanding
U.S. Government Securities	1,871,297	2.0
Tax-Free Income	1,411,291	8.6
Minnesota Tax-Free Income	2,417,171	8.1

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

MARCH 31, 2011	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.) (the “Funds”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 19, 2011

46	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expenses Paid During Period* (10/1/10- 3/31/11)
U.S. Government Securities Fund
Actual	$1,000	$1,043.70	$4.08
Hypothetical	$1,000	$1,020.94	$4.03
Tax-Free Income Fund
Actual	$1,000	$1,002.60	$3.99
Hypothetical	$1,000	$1,020.94	$4.03
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,022.20	$4.03
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Fund’s annualized expense ratio of 0.80% for the U.S. Government Securities Fund, the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

MARCH 31, 2011	47

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2010 to March 31, 2011 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

For the year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Tax-Free Income Fund	0.0
Minnseota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2011. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
U.S. Government Securities Fund	$271,533
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2011, 99.3% and 99.8% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

48	SIT MUTUAL FUNDS ANNUAL REPORT

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49

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 49 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 82 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
John P. Fagan Age: 80 Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Sidney L. Jones Age: 77 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 70 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 62 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 63 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007; President of the national charter 2001-2006.	12	TCF Financial Corporation.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 47 Vice President – Investments of U.S. Govt. Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 42 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 65 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 44 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 49 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 65 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 50 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 44 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit (3) Age: 50 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2011	51

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 25, 2010 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

52	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $9.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund and U.S. Government Fund. The Directors noted that under the Agreements, the fees paid with respect to the U.S. Government Fund and the Tax-Free Income Fund (at its current asset level) will be equal to the fees paid previously net of the voluntary waiver of fees by SIA, and SIA will discontinue its voluntary waiver of fees with respect to both Funds as of December 31, 2010.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2011	53

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

54	SIT MUTUAL FUNDS ANNUAL REPORT

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55

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56

Annual Report
March 31, 2011

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
612-334-5888
www.sitfunds.com

SIT 3-31-11 BOND

Annual Report
March 31, 2011

High Income Municipal Bond Fund

Sit Mutual Funds

Sit Mutual Funds HIGH INCOME MUNICIPAL BOND FUND ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

Year Ended March 31, 2011

Dear fellow shareholders:

U.S. fixed-income markets performed well over the first half of the last year, but significant and conflicting forces challenged the markets during the latter half of the year. Some of these forces included: improving economic conditions in the U.S. economy; a massive increase in the money supply as a result of the Federal Reserve’s second round of quantitative easing (QE2); a sovereign debt crisis in Europe; political instability in the Middle East; and fiscal concerns at all levels of government in the U.S.

Taxable bond yields increased and the yield curve steepened during the last six months, with short-term yields remaining at historic lows and longer-term U.S. Treasury yields increasing. Specifically, the one-year maturity U.S.Treasury bill yield increased 2 basis points to 0.27%, while the 30-year U.S. Treasury bond yield increased 82 basis points to 4.51%. Most taxable bond sectors experienced negative returns over the last six months, but still delivered strong returns over the last year. Commercial mortgage-backed securities and home equity securities were the strongest sectors for both the six-month and one-year time periods. Lower quality bonds outperformed higher quality bonds during the last six and twelve months. In terms of duration, longer bonds outperformed shorter bonds during the last year; however, this trend reversed during the last six-months with shorter duration outperforming longer duration bonds.

Tax-exempt bond yields showed a similar pattern of increased yields and more pronounced yield curve steepening during the six-month period. The one-year Municipal Market Data (MMD) AAA GO increased 2 basis points to 0.30%, while the 30-year MMD AAA GO increased 110 basis points to 4.80%. The sharp rise in yields that began in the fourth quarter of 2010 continued through mid-January before settling at lower levels in February and March. The slowing pace of mutual fund redemptions, combined with the lowest quarterly issuance volume since the first quarter of 2000 and the entrance of taxable crossover buyers, helped stabilize the market recently. The Barclays Five-year Municipal Bond Index produced a total return of -1.0% and +3.2% for the six-month and one-year periods ended March 31, respectively. Among revenue bonds, housing and resource recovery bonds led the six-month and one-year periods. Intermediate duration bonds outperformed shorter and longer duration over the last year while shorter duration bonds outperformed over the last six-months.

U.S. economic activity is at a new high after recovering from the severe contraction of activity resulting from the financial crisis. The final estimate fourth quarter 2010 real GDP growth was revised up to +3.1% from the previous estimate of +2.8%. Impressively, year-over-year changes in real GDP components have actually been remarkably steady in the +2.5 to +3.0% range over the past four quarters.

The nonfarm payroll report, released on April 1st, revealed that 216,000 jobs were created in March, compared with the consensus expectation of 190,000 jobs. Even more notably, private sector payrolls grew by 564,000 in the first quarter, which is the highest level since the first quarter of 2006 and marked the fifth consecutive quarterly increase. The unemployment rate drifted downward to 8.8%, compared to 9.8% as recently as November. The full one percentage point decline in four months is the steepest reduction over such a period since January 1984. However, the labor participation rate, which had been in a moderate downtrend since 2000 and had accelerated with the recession, has yet to show improvement and remains at 64.2% vs. 66.0% at the beginning of the recession and 67.3% in early 2000.

Inflation, as measured by the headline Consumer Price Index for All Urban Consumers (CPI), increased +0.5% from the January level or +2.1% year-over-year in February. Not surprisingly, energy costs continued to rise, up +3.4% from January. Core CPI, which excludes the volatile food and energy components, increased +0.2%, slightly ahead of the +0.1% consensus estimate. While inflation is clearly increasing, much of the rise has been caused by food and energy commodities, which will be “transitory,” according to a recent FOMC statement. Nonetheless, investors are clearly beginning to sharpen their focus on inflation expectations.

Through the first five months of fiscal year 2011, the federal budget deficit stands at $641 billion, approximately $10 billion less than the comparable period last year. Furthermore, the Congressional Budget Office (CBO) estimates that the fiscal 2011 deficit will be $1.48 trillion versus a 2010 deficit of $1.29 trillion. Despite all of the news grabbing headlines from Washington surrounding the debate on the budget, none of the current proposals from Congress will meaningfully change the budget outlook for 2011.

The Federal Reserve’s U.S. trade-weighted major currencies dollar index declined -1.6% in March from the February level and -5.8% on a year-over-year basis. The dollar is very near the all-time lows that were reached in early 2008. Given the fiscal difficulties the U.S. faces over both the near and long term, we do not expect a sustained rally in the dollar, but there may be short-term, technically driven rallies.

We expect the current economic recovery to continue at a subpar pace. Consumer spending continues to be subdued, as improvements in employment have been measureable but slow. Two significant problems remaining in the U.S. economy are high unemployment and a weak housing market. Significant job creation is naturally one of the last things to occur in any economic recovery. In a general economic cycle, recessions cause corporations to lose money, followed by workforce reductions and bankruptcies until the surviving companies are once again profitable. But after a few quarters of stable operations and profits, corporations will risk hiring people and

2	SIT MUTUAL FUNDS ANNUAL REPORT

expand their businesses. We believe the moderate economic growth should continue to create jobs but the process will be long, slow and erratic.

Likewise, the very weak housing market has begun to stabilize even though a full recovery will take considerable time. While home prices are near their lows, year-over-year home price comparisons are distorted because last year’s home prices were artificially inflated by the home buyer tax credit that expired in April of 2010. One of our preferred housing data points is the trend in unsold housing inventory. We like to include homes that are also in foreclosure (often referred to as “shadow inventory”) and properties owned by borrowers that are more than 60 days delinquent on their mortgage. This measure of total housing inventory has steadily declined for 15 months and we expect this trend to continue.

The rapid deterioration of the federal deficit and, to a lesser degree, state and local budgets remain challenging to the economy. The Federal Reserve’s aggressive money printing program is already distorting financial markets (the real challenge will come when the Fed tries to reverse the process). The normal threat of rising inflation that comes with an expanding economy is heightened by the Fed’s 30% increase in the money supply over the past three years. Recent external factors will likely continue to slow the recovery both globally and in the U.S., namely: continuing issues surrounding the European sovereign debt crisis; unrest in the Middle East; and the earthquake in Japan. The revolutions in the Middle East will have unpredictable outcomes. Japan’s earthquake, tsunami, and nuclear crisis have disrupted the lives of everyone in the country and many companies around the world, but we expect the extraordinary culture and work ethic of the Japanese to help them recover from this terrible tragedy. While the effect on the Japanese people will be long term, we expect the effects on the world economy to be more limited.

As Japan recovers from the massive earthquake, employment improves, and housing stabilizes, there will be little to stop the gradual rising trend in interest rates. Treasury yields for most 5 to 10-year maturities have already risen by a full percentage point since last November, when the Fed announced their intention to print $600 billion by “purchasing” U.S. Treasury bonds. Shifting from recovery mode to a phase of economic expansion, accompanied by high unemployment, a weak housing market, the Japanese earthquake, and the fact that the U.S. is waging multiple wars simultaneously all serve to create multiple opposing pressures on the direction of interest rates. Wars, natural disasters, weak housing markets, and high unemployment tend to push rates lower. Improving economic growth, printing money, and rising inflation expectations tend to push rates higher. We believe the effects of the latter will eventually outweigh those of the former.

Our current taxable bond strategy continues to be underweighting U.S. Treasury bonds and investing in securities that will minimize the negative effects of rising interest rates (if not directly benefit). Examples include variable rate securities; short average life bonds with high levels of principal repayments 2 to 3 years from now; inflation-linked securities; and short duration, high-coupon, government agency mortgage securities. We have also been able to maintain portfolio yields at levels more than 1% higher than their benchmarks.

Our tax-exempt strategy continues to favor revenue bonds over general obligation bonds with significant weightings in A or BBB rated tax-exempt credits. Tax-exempt bond yields remain quite high relative to taxable bond yields, particularly for intermediate and longer duration bonds. Specifically, the ratio of MMD AAA GO to U.S. Treasuries ended the year at 107% for 30-year bonds and 84% for 10-year bonds versus longer-term averages of 90% and 82%, respectively. Furthermore, yield spreads between AAA and A or BBB tax-exempts also remain quite high. We expect yield ratios between tax-exempts and taxables to decline and quality spreads to narrow as tax-exempt supply normalizes and as credit concerns lessen as state and local bond issuers make progress in moving towards balanced budgets. The slope of the tax-exempt municipal yield curve, as measured by the MMD AAA general obligation curve, steepened markedly over the year to 448 basis points from 385 basis points at the end of last March, placing it at the high end of the range experienced over the last 30 years. As a result, although inflation expectations are increasing modestly, we continue to position municipal portfolios modestly longer than their benchmarks.

All portfolios continue to emphasize high levels of current income and diversification to manage risk. Thank you for your continued interest in the Sit family of mutual funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2011	3

Sit High Income Municipal Bond Fund

OBJECTIVE & STRATEGY

The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

The Fund provided investors with a -0.15% total return for the fiscal year ended March 31, 2011 compared to a +1.61% return for the Barclays Municipal Bond Index. As of March 31, 2011, the Fund’s 30-day SEC yield was 4.08%, and its 12-month distribution rate was 4.92%.

The tax-exempt bond yield curve has steepened considerably over the past twelve months, with short-term rates relatively unchanged at very low levels, while long-term yields rose almost 100 basis points, mainly due to record mutual fund outflows beginning in November 2010, very heavy supply in the fourth quarter of 2010, and the announcement and implementation of additional quantitative easing (QE2), also beginning in November 2010. Spreads widened considerably for lower-rated and non-rated credits during the period. Specifically, spreads widened by over 50 basis points for A-rated credits and over 100 basis points for BBB-rated credits. Much of the spread widening was a result of investors’ reduced appetite for risk, perhaps resulting from predictions of extremely elevated levels of defaults for municipal bonds (a prediction we do not subscribe to, and which has not been borne out thus far in 2011), not weakening credit fundamentals. The Fed is likely on the sidelines in terms of interest rate policy until late 2011 or early 2012. The Fed will need to see sustainable positive growth, a significantly improving employment picture and/or a fanning of inflation to start to raise short-term interest rates. We expect positive but subpar growth, modestly improving employment and moderate but slowly increasing inflation during the remainder of 2011. The Fund’s net asset value fell during this volatile period, falling from $8.72 at March 31, 2010 to $8.29 at March 31, 2011. The Fund experienced a substantial decrease in net assets over the period to approximately $35 million, down from $70 million.

The Fund’s most significant investments during the period were in the other revenue (primarily tax increment financing and land-secured) sector (15%), the multi-family housing (primarily senior living) sector (12%), the education (primarily charter schools) sector (11%), and the healthcare (primarily hospitals) sector (9%). The Fund expects to maintain significant weightings in these sectors over the near term.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Capital Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Capital Municipal Bond Index is an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

The Fund also maintained a significant cash equivalents position (13%) at March 31 due to the significant amount of redemptions it has been experiencing and may experience going forward. We have shortened the Fund’s average life duration to 6.1 years from 6.3 years during the period. Duration may continue to come down if the Fund continues to shrink.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Portfolio Managers

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of March 31 , 2011

	One Year	Three Year	Since Inception (12/31/06)
Sit High Income Municipal Bond Fund	-0.15%	1.95%	0.40%
Barclays Capital Muni Bond Index [1]	1.61	4.46	3.79
Barclays Capital High Yield Muni Bond Index/5 Yr [2]	6.68	3.93	3.10
Composite Index [3]	4.14	4.26	3.49

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Capital Municipal Bond Index is an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes investment grade bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Barclays Capital 5-Year High Yield Municipal Bond Index is the 5 year (4-6) component of the High-Yield Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made up of bonds that are non-investment grade, unrated, or rated below BB+.The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

3 A composite index comprised of 50% Barclays Capital Municipal Bond Index and 50% Barclays Capital 5-Year High-Yield Municipal Bond Index.

FUND DIVERSIFICATION

Other Revenue	15.0%
Insured	12.4%
Multifamily Mortgage Revenue	12.1%
Education/Student Loan	11.2%
Hospital/Health Care	9.0%
Sectors less than 5.0%	27.3%
Cash & other net assets	13.0%

Based on total net assets as of March 31, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/11:	$8.29 Per Share
Net Asset Value 3/31/10:	$8.72 Per Share
Total Net Assets:	$35.3 Million
30-day SEC Yield [4]:	4.08%
Tax Equivalent Yield [5]:	6.28%
12-month Distribution Rate [4]:	4.92%
Average Maturity:	13.0 Years
Effective Duration [6]:	6.1 Years

4 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

5 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

6 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	0.0
A	2.3
BBB	5.6
BB	8.2
<BB	2.2

Total	18.3%

MARCH 31, 2011	5

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit High Income Municipal Bond Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 82.1%
Alabama - 0.9%
300,000	Bessemer Medical Clinic Rev. (Bessemer Carraway) (NATL-RE Insured)	7.25	4/1/15	300,816

Alaska - 1.0%
250,000	AK Industrial Dev. & Export Rev. (Boys & Girls Home)	5.50	12/1/12	200,000
150,000	Matanuska-Susitna Boro C.O.P (Animal Care) [9]	5.75	3/1/23	153,354

				353,354

Arizona - 6.2%
1,000,000	Goodyear McDowell Rd. Comm. Corridor Improvement Dist. Special Assessment (AMBAC Insured)	5.25	1/1/32	924,950
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	230,225
90,000	Pima Co. Industrial Dev. Auth. Education Rev. (Center For Academic Success Proj.) [4]	5.38	7/1/22	79,565
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	244,140
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	213,760
505,000	Southside Community Special Assessment Rev. (Prescott Valley)	6.13	7/1/18	475,225

				2,167,865

California - 19.3%
250,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	235,738
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	257,910
250,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	226,122
250,000	CA Health Facs. Finance Auth. Rev. (Sutter Health) (NATL-RE Insured)	5.38	8/15/30	235,222
500,000	CA Housing Finance Agency Rev. (Non Ace-Mortgage)	5.45	8/1/33	474,010
250,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	242,130
400,000	CA Municipal Finance Auth. Educational Fac. Rev. (King/Chavez)	8.00	10/1/22	440,636
250,000	CA Municipal Finance Auth. Rev. Sr. Living (Pilgrim Place Claremont) (CA MTG Insured)	5.88	5/15/29	249,428
250,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	174,360
350,000	CA Statewide Communities Dev. Auth. Rev. (American Baptist)	5.75	10/1/25	329,500
250,000	El Paso De Robles Redevelopment Agency Tax Allocation	6.38	7/1/33	253,728
245,000	Foothill/Eastern Corridor Agy. Toll Road Rev. Ref. [6]	9.65	1/15/22	104,020
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	236,295
395,000	Hawthorne School District G.O. (1997 Election) (NATL-RE Insured) [6]	6.70	11/1/26	130,397
300,000	Kern Public Services Fin. Auth. Lease Rev. (County Services Fac. Proj.) [9]	5.25	3/1/27	284,778
1,000,000	La Mirada Redevelopment Agency Tax Allocation (Merged Proj.) (NATL-RE Insured) [6]	6.70	8/15/27	317,580
250,000	Lancaster Redev. Agy. Tax Allocation (Redev. Projs.)	6.00	8/1/24	218,132
300,000	Los Angeles Unified School District C.O.P. (Administration Building Proj.) (AMBAC Insured) [9]	5.00	10/1/31	262,956
150,000	Mill Valley C.O.P. (The Redwoods) (NATL-RE IBC CA MTG Insured)	5.75	12/1/20	150,486
250,000	Palmdale Community Redev. Agy. Tax Allocation (AMBAC Insured) [6]	6.95	12/1/20	137,412
250,000	Richmond Joint Powers Lease Rev. (Point Potrero)	6.25	7/1/24	262,580
200,000	Riverside Co. Asset Leasing Rev. (Riverside Co. Hospital) (NATL-RE Insured) 6, [9]	6.60	6/1/24	77,890
250,000	Rohnert Park Community Dev. Tax Allocation (NATL-RE Insured) [6]	7.75	8/1/30	58,483
250,000	San Gorgonio Health Care G.O. (Election 2006)	7.00	8/1/27	265,142
250,000	South Bayside Waste Management Rev. (Shoreway Environmental Center)	6.25	9/1/29	258,740
350,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	253,890
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	291,675
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	225,805
235,000	Vallejo City Unified School District Special Tax (Community Facilities District No. 2) (XLCA Insured)	4.15	9/1/31	153,185

				6,808,230

Colorado - 1.4%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	225,110
1,000,000	E-470 Public Highway Auth. Rev. Capital Appreciation (NATL-RE Insured) [6]	6.20	9/1/28	272,770

				497,880

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Florida - 1.3%
100,000	Connerton West Community Dev. District Cap. Improvement Special Assessment Rev. (Pasco Co.) 2, [5]	5.13	5/1/16	39,970
250,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	109,600
150,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	138,375
400,000	Miami-Dade Co. Special Obligation Rev. Ref. Sub. (NATL-RE Insured) [6]	7.01	10/1/24	161,276
25,000	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	11/1/12	10,983

				460,204

Georgia - 2.1%
150,000	Atlanta Tax Allocation (Eastside Proj.)	5.60	1/1/30	137,446
500,000	Gainesville & Hall Co. Development Auth. Rev.	6.38	11/15/29	503,410
100,000	Medical Center Hospital Auth. Rev. Ref. (Spring Harbor Green Island Proj.)	5.25	7/1/27	81,651

				722,507

Hawaii - 1.0%
350,000	Hawaii State Dept. of Budget & Fin. Special Purpose Rev. (Kahala Nui Proj.)	8.00	11/15/33	365,250

Idaho - 2.1%
300,000	ID Hsg. & Fin. Assoc. Economic Dev. Rev. (TDF Facs. Proj. Recovery Zone Facs.)	6.50	2/1/26	299,964
250,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	200,972
150,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Liberty Charter School Proj.)	5.50	6/1/21	140,328
100,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (North Star Charter School)	9.00	7/1/21	110,443

				751,707

Illinois - 7.5%
320,000	Cook Co. School District No. 148 Rev. (Dolton)	5.50	12/1/27	294,717
210,000	IL Dev. Fin. Auth. Rev. (Provena Health) (NATL-RE Insured)	5.13	5/15/23	197,942
170,000	IL Fin. Auth. Rev. (Community Rehab. Providers Facs.)	4.20	7/1/11	169,199
150,000	IL Fin. Auth. Rev. (Elmhurst Memorial)	5.63	1/1/37	127,574
205,000	IL Fin. Auth. Rev. (International Ice Center) 2, [5]	7.00	12/1/35	18,382
250,000	IL Fin. Auth. Rev. (Noble Network Charter School) (ACA Insured)	5.00	9/1/27	186,922
250,000	IL Fin. Auth. Rev. (Rush Univ. Medical Center)	6.38	11/1/29	255,438
100,000	IL Fin. Auth. Rev. (Wesleyan Univ.) (CIFG Insured)	4.20	9/1/20	89,871
200,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	139,432
150,000	IL Health Facs. Auth. Rev. (Centegra Health Sys.) (AMBAC-TCRS Insured)	5.25	9/1/24	136,502
100,000	IL Health Facs. Auth. Rev. Ref. (Sinai Health) (FHA Insured)	5.00	8/15/24	100,661
100,000	Lake Co. Community School District #3 G.O. (Beach Park) (AMBAC Insured) [6]	6.47	2/1/19	71,983
82,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	32,767
500,000	Railsplitter Tobacco Settlement Auth. Rev.	6.25	6/1/24	499,500
500,000	Winnebago & Stephenson Co. G.O. (School District 321) (NATL-RE FGIC Insured) [6]	5.25	1/1/19	339,195

				2,660,085

Indiana - 2.3%
370,000	East Chicago Redev. Tax Allocation (Harborside)	5.50	1/15/16	373,704
250,000	Hammond Public Improvement Board Rev.	6.50	8/15/25	252,620
100,000	Richmond Hospital Auth. Rev. (Reid Hospital)	6.50	1/1/29	105,264
150,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.80	2/15/24	27,735
250,000	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	46,225

				805,548

Iowa - 0.6%
100,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.00	11/15/21	73,995
200,000	IA Finance Auth. Sr. Living Facs. Rev. (Deerfield Retirement Community, Inc.)	5.50	11/15/27	139,540

				213,535

See accompanying notes to financial statements.
MARCH 31, 2011	7

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit High Income Municipal Bond Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Louisiana - 1.3%
195,000	LA Local Govt. Rev. (Capital Projects & Equipment Acquisition) (ACA Insured)	6.55	9/1/25	195,203
250,000	LA Public Facs. Auth. Hospital Rev.	6.75	7/1/39	256,152

				451,355

Maine - 0.4%
150,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	151,600

Michigan - 2.6%
345,000	Advanced Technology Academy Public School Rev.	6.00	11/1/28	298,804
100,000	Detroit Sewage Disposal System Rev. Ref. Second Lien (NATL-RE Insured)	5.50	7/1/22	103,992
200,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Academy)	8.00	9/1/21	214,978
155,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	155,843
150,000	MI Strategic Fund Rev. Ref. (Detroit Edison) (XLCA-ICR Insured)	5.45	9/1/29	150,003

				923,620

Minnesota - 2.9%
500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	496,325
400,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	404,888
115,000	White Earth Band of Chippewa Indians Rev. (ACA Insured)	7.00	12/1/11	117,073

				1,018,286

Missouri - 2.8%
500,000	Kansas City Industrial Dev. Auth. Multifamily Hsg. Rev. (Grand Blvd. Lofts)	5.00	1/1/12	499,815
250,000	Kirkwood Industrial Dev. Auth. Retirement Community Rev.	8.00	5/15/21	255,638
250,000	MO Health & Educational Facs. Auth. (Senior Living Facs.-Lutheran Senior)	5.38	2/1/35	213,980

				969,433

Nebraska - 0.7%
250,000	Nebraska Investment Fin. Auth. Single Family Hsg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.90	9/1/36	256,152

Nevada - 1.7%
200,000	Mesquite Redev. Agy. Tax Allocation Rev.	6.00	6/1/15	211,670
300,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.50	6/15/20	270,303
150,000	Sparks Tourism Improvement District No. 1 Sr. Sales Tax Rev. [4]	6.75	6/15/28	123,086

				605,059

New Hampshire - 0.4%
600,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured) [6]	7.60	1/1/27	130,194

North Dakota - 0.7%
250,000	ND Hsg. Fin. Agency (Home Mtge. Fin.) (GO of AGY. Insured)	5.05	7/1/40	235,438

Ohio - 2.3%
138,500	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	141,429
205,000	Hamilton Co. Healthcare Rev. Ref. (Life Enriching)	5.00	1/1/27	177,128
150,000	Ross Co. Hospital Rev. Ref. (Adena Health System)	5.75	12/1/28	149,656
250,000	Toledo-Lucas Co. Special Assessment Rev. (Crocker Park)	5.38	12/1/35	197,915
170,000	Toledo-Lucas Co. Special Assessment Rev. (Town Square)	5.40	11/1/36	126,859

				792,987

Oregon - 1.3%
200,000	Redmond Airport Rev.	5.50	6/1/24	195,230
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	267,447

				462,677

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Pennsylvania - 3.6%
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	242,890
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	543,960
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	386,125
100,000	Quakertown General Auth. Health Rev. (Lifequest) (GNMA Collateralized)	6.05	7/20/24	103,413

				1,276,388

Puerto Rico - 1.0%
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6]	6.13	8/1/29	340,100

Rhode Island - 0.5%
200,000	RI Hsg. & Mtge. Fin. Corp. (Multifamily Dev.)	5.63	10/1/40	192,086

Tennessee - 0.8%
250,000	Metro Govt. Nashville & Davidson Co. Industrial Dev. Board Rev. Escrowed to Maturity	9.75	2/15/15	277,900

Texas - 8.4%
350,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	333,442
500,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Opportunity) (NATL-RE Insured)	5.70	1/1/21	454,560
100,000	Bexar Co. Hsg. Fin. Corp. Rev. (American Opportunity) (NATL-RE Insured)	5.80	1/1/31	82,615
150,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	129,546
300,000	Brazos Co. Health Facs. Development Corp. Rev. (Franciscan Services Corp.)	5.38	1/1/32	270,648
250,000	Clifton Higher Education Finance Corp. Education Rev. (Uplift Education Proj.)	6.00	12/1/30	216,085
95,000	Clifton Higher Education Rev. Ref. (Tejano Center Community)	7.75	2/15/18	106,424
162,877	Galveston Co. Municipal Utilities Bond Anticipation Notes Rev.	6.16	9/1/11	130,106
55,000	Harris Co. Hsg. Fin. Corp. Multi Family Hsg. Rev. Sr. Lien (Windsor Hsg. Found.) Escrowed to Maturity	6.30	6/1/25	55,237
350,000	Houston Hotel Occupancy Tax & Special Rev. (AMBAC Insured) [6]	6.34	9/1/23	159,702
185,000	Rio Grande Valley Health Facs. Dev. Corp. Hospital Rev. (Valley Baptist) (NATL-RE Insured)	6.40	8/1/12	185,209
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	248,728
395,000	Tom Green Co. Hsg. Finance Corp. Mtg. Rev. [6]	28.62	3/1/16	68,193
500,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	528,230

				2,968,725

Utah - 0.8%
200,000	Provo Charter School Rev. (Freedom Academy Foundation)	5.50	6/15/37	140,834
200,000	UT Associated Municipal Power System Rev.	5.00	5/1/27	157,214

				298,048

Virginia - 0.7%
245,000	VA Housing Development Auth. Commonwealth Mortgage Rev. (G.O. of Auth. Insured)	6.00	7/1/25	257,899

Washington - 2.1%
500,000	WA Health Care Auth. Rev. (Seattle Cancer Care)	7.13	3/1/29	533,380
100,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.10	1/1/13	93,677
150,000	WA Hsg. Finance Commission Nonprofit Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	121,766

				748,823

Wisconsin - 1.4%
110,000	Milwaukee Redev. Auth. Rev. (Academy of Learning)	5.50	8/1/22	92,128
290,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	292,407
100,000	WI Health & Education Facs. Auth. Rev. Ref. (Three Pillars)	5.75	8/15/26	95,993

				480,528

Total Municipal Bonds (cost: $30,650,005)				28,944,279

See accompanying notes to financial statements.
MARCH 31, 2011	9

SCHEDULE OF INVESTMENTS

March 31, 2011

Sit High Income Municipal Bond Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
Closed-End Mutual Funds - 4.9%
40,000	BlackRock Long-Term Municipal Advantage Trust (BTA)	409,200
35,000	DWS Municipal Income Trust (KTF)	407,750
26,000	Invesco Van Kampen Advantage Muni Income Trust (VKI)	293,020
19,700	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)	264,768
75,000	MFS High Income Municipal Trust (CXE)	353,250

Total Closed-End Mutual Funds (cost: $1,666,894)		1,727,988

Short-Term Securities - 12.0%
4,237,180	Dreyfus Tax-Exempt Cash Management Fund, 0.07%
Total Short-Term Securities (cost: $4,237,180)		4,237,180

Total Investments in Securities - 99.0% (cost: $36,554,079)		34,909,447
Other Assets and Liabilities, net - 1.0%		359,916

Total Net Assets - 100.0%		$35,269,363

[1]	Variable rate security. Rate disclosed is as of March 31, 2011.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2011 was $285,662 and represented 0.8% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2011 was $864,535 and represented 2.5% of net assets. These securities have have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2011 was $285,662 and represented 0.8% of net assets.
[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.
[9]

Municipal Lease Security. The total value of such securities as of March 31, 2011 was $1,036,888 and represented 2.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of March 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Short-Term Securities	4,237,180	—	—	4,237,180
Closed-End Mutual Funds	1,727,988	—	—	1,727,988
Municipal Bonds	—	28,944,279	—	28,944,279

Total:	5,965,168	28,944,279	—	34,909,447

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

Sit High Income Municipal Bond Fund

ASSETS
Investments in securities, at identified cost	$36,554,079

Investments in securities, at fair value - see accompanying schedule for detail	$34,909,447
Cash in bank on demand deposit	8,540
Accrued interest and dividends receivable	432,768
Receivable for investment securities sold	264,165
Other receivables	625

Total assets	35,615,545

LIABILITIES
Payable for Fund shares redeemed	265,678
Cash portion of dividends payable to shareholders	32,790
Accrued investment management fees	47,714

Total liabilities	346,182

Net assets applicable to outstanding capital stock	$35,269,363

Net assets consist of:
Capital (par value and paid-in surplus)	$40,920,788
Undistributed (distributions in excess of) net investment income	(26,700)
Accumulated net realized gain (loss) from security transactions	(3,980,093)
Unrealized appreciation (depreciation) on investments	(1,644,632)

$35,269,363

Outstanding shares	4,253,180

Net asset value per share of outstanding capital stock	$8.29

See accompanying notes to financial statements.
MARCH 31, 2011	11

STATEMENT OF OPERATIONS

Year Ended March 31, 2011

Sit High Income Municipal Bond Fund

Investment income:
Income:
Dividends	$150,317
Interest	4,337,290

Total income	4,487,607

Expenses (note 4):
Investment management fees	460,274
Regulatory expenses	45,971
Fund administration services	135,889
Custodian fees	6,084

Total expenses	648,218

Net investment income	3,839,389

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,977,190)

Net change in unrealized appreciation (depreciation) on investments	(959,664)

Net gain (loss) on investments	(3,936,854)

Net increase (decrease) in net assets resulting from operations	($97,465)

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

Sit High Income Municipal Bond Fund

	Year Ended March 31, 2011	Year Ended March 31, 2010
Operations:
Net investment income	$3,839,389	$2,758,525
Net realized gain (loss) on investments	(2,977,190)	(55,259)
Net change in unrealized appreciation (depreciation) of investments	(959,664)	6,248,944

Net increase (decrease) in net assets resulting from operations	(97,465)	8,952,210

Distributions from:
Net investment income	(3,839,389)	(2,758,525)
Net realized gains on investments	—	—

Total distributions	(3,839,389)	(2,758,525)

Capital share transactions:
Proceeds from shares sold	28,013,514	34,802,159
Reinvested distributions	3,683,596	2,315,720
Payments for shares redeemed	(62,394,317)	(7,110,442)

Increase (decrease) in net assets from capital transactions	(30,697,207)	30,007,437

Total increase (decrease) in net assets	(34,634,061)	36,201,122

Net assets:
Beginning of period	69,903,424	33,702,302

End of period *	$35,269,363	$69,903,424

Capital transactions in shares:
Sold	3,188,268	4,166,672
Reinvested distributions	420,099	275,269
Redeemed	(7,370,426)	(824,541)

Net increase (decrease)	(3,762,059)	3,617,400

* includes undistributed (distributions in excess of) net investment income.	($26,700)	$—

See accompanying notes to financial statements.
MARCH 31, 2011	13

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

Sit High Income Municipal Bond Fund

	Year Ended March 31,				Three Months Ended March 31, [1]
	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$8.72	$7.66	$9.12	$10.01	$10.00
Operations:
Net investment income [2]	0.43	0.43	0.44	0.41	0.08
Net realized and unrealized gains (losses) on investments	(0.43)	1.06	(1.46)	(0.89)	0.01
Total from operations	—	1.49	(1.02)	(0.48)	0.09
Distributions from:
Net investment income	(0.43)	(0.43)	(0.44)	(0.41)	(0.08)
Net Asset Value:
End of period	$8.29	$8.72	$7.66	$9.12	$10.01
Total investment return [3]	(0.15% )	19.84%	(11.45% )	(4.89% )	0.90%
Net assets at end of period (000’s omitted)	$35,269	$69,903	$33,702	$24,777	$9,480

Ratios: [4]
Expenses (without waiver) [5]	0.84%	0.91%	0.93%	1.14%	4.69%
Expenses (with waiver) [5]	n/a	n/a	0.85%	0.85%	0.85%
Net investment income (with waiver)	5.00%	5.13%	5.26%	4.30%	3.18%

Portfolio turnover rate (excluding short-term securities)	43.42%	24.20%	29.27%	19.38%	0.00%

[1]	Fund commenced operations on December 31, 2006.
[2]	The net investment income per share is based on average shares outstanding for the period.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

The ratio information is calculated based on average daily net assets (annualized). Prior to March 31, 2009, total Fund expenses were limited to 0.85% of average daily net assets. During those periods, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

14	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011

(1)	Organization

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund’s objective is to seek high current income that is exempt from federal regular income tax.

(2)	Significant Accounting Policies

Short-Term Trading (Redemption) Fees

The Fund charges a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid-in capital.

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by the Adviser and may include dealer-supplied valuations. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

MARCH 31, 2011	15

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended March 31, 2011, there were no transfers between Levels 1, 2 and 3.

A summary of the levels for the Fund’s investments as of March 31, 2011 is included with the Fund’s schedule of investments.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Management has analyzed the Fund’s tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise returns for the 2008, 2009 and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes are identical to book and are as follows:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation	Cost of Securities on a Tax Basis
$604,436	($2,244,083)	($1,639,647)	$36,549,094

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 were as follows:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
Year ended March 31, 2011	$200,729	$3,638,660	—	$3,839,389
Year ended March 31, 2010	—	2,758,525	—	2,758,525

16	SIT MUTUAL FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
—	$6,090	($3,985,078)	($1,639,647)

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments of $26,700 were made to decrease undistributed net investment income, $47,527 to increase accumulated net realized gain (loss) and $20,827 to decrease paid-in capital to account for the market discount accretion adjustment.

Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of March 31, 2011 for the Fund, were as follows:

			Net Capital Loss	Post-October Capital Loss	Accumulated Capital and
Capital Loss Carryover Expiring in:
2016	2017	2018	Carryover	Deferral	Other Losses
—	—	$646,751	$646,751	$3,338,327	$3,985,078

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for Funds with fiscal years ending after December 22, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2011, were as follows:

Purchases	Proceeds
$31,175,349	$65,902,356

MARCH 31, 2011	17

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2011 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees).

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 26,950 shares of the Fund as of March 31, 2011, which represented 0.6% of all shares outstanding.

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Since March 31, 2011, the Fund has continued to experience significant redemptions. As of May 16, 2011, total net assets in the Fund were approximately $18.0 million.

18	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sit High Income Municipal Bond Fund (a series of Sit Mutual Funds II, Inc.) (the “Fund”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit High Income Municipal Bond Fund as of March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 19, 2011

MARCH 31, 2011	19

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2010 to March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Sit High Income Muni Bond Fund	Beginning Account Value (10/1/10)	Ending Account Value (3/31/11)	Expenses Paid During Period* (10/1/10 - 3/31/11)
Actual	$1,000	$ 998.50	$4.24
Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.28

*Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

20	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit High Income Municipal Bond Fund

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for the Fund that qualify for the dividends-received deductions for the period of April 1, 2010 to March 31, 2011 is 0.0%.

For the year ended March 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 0.0% qualify for the 15% dividend income tax rate.

For the year ended March 31, 2011, 94.8% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2011	21

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

Sit High Income Municipal Bond Fund

The Sit Mutual Funds are a family of no-load mutual funds. The Sit High Income Municipal Bond Fund is described in this Annual Report. The corporate issuer of the Sit High Income Municipal Bond Fund has a Board of Directors and officers. Pursuant to Minnesota law, the Board of Directors are responsible for the management of the Fund and the establishment of the Fund’s policies. The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the directors and officers of the Fund is set forth below. The business address, unless otherwise noted below, is that of the Fund’s investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Board has a separate Audit Committee. The SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 49 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman , President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 82 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
John P. Fagan Age: 80 Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Sidney L. Jones Age: 77 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 70 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 62 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Barry N. Winslow Age: 63 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007; President of the national charter 2001-2006.	12	TCF Financial Corporation

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 47 Vice President – Investments of U.S. Govt. Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 42 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 65 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 44 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boardsannually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 49 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 65 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 50 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 44 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit (3) Age: 50 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A

(1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2011	23

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT.

At their meeting held on October 25, 2010 the Board of Directors of Sit Mutual Funds II, Inc. unanimously approved the investment management agreement entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. (the “Agreement”) with respect to the management of the Fund. The Board approved the Agreement after a lengthy discussion and consideration of various factors relating to both the Board’s selection of SIA as the investment adviser and the Board’s approval of the fee to be paid under the Agreement.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities generally, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration. SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Fund invests primarily in municipal securities that are not rated by a nationally recognized statistical rating organization, and may invest up to 60% of its assets in municipal securities rated below investment-grade.

The Directors discussed SIA’s consistent and well-defined investment process. The fixed income portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the resources of a $9.8 billion investment firm working for the benefit of the Fund shareholders.

24	SIT MUTUAL FUNDS ANNUAL REPORT

Investment Performance. The Directors reviewed and discussed the Fund’s investment performance along with each of the Sit Mutual Funds’ investment performance on an absolute and comparable basis for the various periods discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Sit Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund and specific terms of the Agreement, including the following.

Investment Performance. The Directors reviewed the investment performance of each of the Sit Mutual Funds for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Sit Funds have been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund will pay SIA a fee for its services equal to .60% per year of the Fund’s average daily net assets, and that the Fund shall bear all of its expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category of the Fund. The Directors noted that the Fund’s estimated total expense ratio based on projected level of total fund assets compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fee set for the Fund is reasonable and appropriate.

The Directors discussed the anticipated benefit SIA will receive from the relationship with the Fund. The Board concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms and are reflected in the amount of the fees paid by the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to its active and operating Funds in the Sit Mutual Fund Family of Funds (and its shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

MARCH 31, 2011	25

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28

Annual Report
March 31, 2011

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
612-334-5888
www.sitfunds.com

SIT 3-31-11 HIMB

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or
1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Fagan, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011				2010
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	25,700	0	3,825	0	25,200	0	5,200	0
Sit Minnesota Tax-Free Income Fund (series B)	20,400	0	3,825	0	20,000	0	5,200	0
Sit High Income Municipal Bond Fund (series D)	15,400	0	3,825	0	15,100	0	5,200	0

Total Mutual Funds II, Inc.	61,500	0	11,475	0	60,300	0	15,600	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in
Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS II, INC.

By (Signature and Title)*	/S/ PAUL E. RASMUSSEN
Paul E. Rasmussen Vice President, Treasurer

Date May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ PAUL E. RASMUSSEN
Paul E. Rasmussen Vice President, Treasurer

Date May 27, 2011

By (Signature and Title)	/S/ ROGER J. SIT
Roger J. Sit Chairman

Date May 27, 2011